Questions & Answers

For Shareholders of Thrivent Technology Fund

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:

A special meeting of shareholders (the “Meeting”) of Thrivent Technology Fund (the “Target Fund”) is being held to seek shareholder approval of a reorganization (the “Reorganization”) of the Target Fund into Thrivent Large Cap Growth Fund (the “Acquiring Fund”), a fund that pursues the same investment objective and has similar investment policies as the Target Fund. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:	Why is the Reorganization being recommended?

A:

After careful consideration, the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has determined that the Reorganization will benefit the Target Fund’s shareholders and recommend that you cast your vote “FOR” the proposed Reorganization. The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and they have similar investment policies. Each of the Target Fund and the Acquiring Fund is a diversified series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended. Thrivent Asset Management, LLC is the investment adviser for the Target Fund and the Acquiring Fund.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a larger combined fund with (a) lower net annual operating expenses and (b) potential reductions in the advisory fee charged as a result of asset-level breakpoints; (ii) certain administrative costs will be spread across the combined fund’s larger asset base, which should increase the combined fund’s overall efficiency; and (iii) the Acquiring Fund has achieved stronger performance results compared to the Target Fund over the last one, three and five year periods and since each Fund’s inception.

Q:	How will the Reorganization affect me?

A:

Assuming shareholders approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name on the books of the Acquiring Fund and you will receive shares of the Acquiring Fund. The aggregate value of the shares of the Acquiring Fund that you receive in the Reorganization will equal the aggregate value of the shares of the Target Fund that you owned immediately prior to the Reorganization. Following the Reorganization, the Target Fund will dissolve.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:

No. You will pay no sales load or commissions in connection with the Reorganization. If you hold Class A Shares of the Target Fund, you will receive Class A Shares of the Acquiring Fund. If you hold Institutional Class Shares of the Target Fund, you will receive Institutional Class Shares of the Acquiring Fund.

Q:	What will I have to do to open an account with the Acquiring Fund? What happens to my account with the Target Fund if the Reorganization is approved?

A:

If the Reorganization is approved, an account with the Acquiring Fund will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund. We will send you written confirmation that this change has taken place. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal income tax consequences of the Reorganization.

Q.	Can I redeem or exchange my shares of the Target Fund before the Reorganization takes place?

A:

Yes. If you choose to redeem or exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q:	Who pays the costs of the Meeting and proxy solicitation?

A:

One half of the expenses of the Reorganization, including the costs of the Meeting, will be paid by the Target Fund. The remaining half of the expenses of the Reorganization will be paid by Thrivent Asset Management, LLC or an affiliate and will not be borne by shareholders of the Target Fund.

Q:	How can I vote?

A:	Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q:	When should I vote?

A:

Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes are obtained to hold the Meeting as scheduled, without the time and expense required for additional proxy solicitation.

Q:	Who should I call if I have questions about the Proposal in the proxy statement?

A.	Call 1-866-963-5817 with your questions.

Q:	How can I get more information about the funds?

A:

You may order a prospectus, statement of additional information or annual report for a fund or the Statement of Additional Information regarding the proposed reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “mutual funds”

•	Mail—Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348

•	Internet—www.thrivent.com

ABOUT THE PROXY CARD

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization—mark “For,” “Against” or “Abstain”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

SAMPLE PROXY

THRIVENT TECHNOLOGY FUND

SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

	FOR	AGAINST	ABSTAIN
1. The proposal to approve the Agreement and Plan of Reorganization.	☐	☐	☐

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

THRIVENT TECHNOLOGY FUND

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

ww.thrivent.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On May 15, 2009

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (the “Meeting”) of Thrivent Technology Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on May 15, 2009 at 9:00 a.m. central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Thrivent Large Cap Growth Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Class A and Institutional Class Shares of the Acquiring Fund to shareholders of the Target Fund and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on March 16, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Shareholders of the Fund are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

Your vote is important. Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: March 30, 2009

By Order of the Board of Trustees

David S. Royal
Secretary

PROSPECTUS/PROXY STATEMENT

THRIVENT TECHNOLOGY FUND

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

March 30, 2009

This Prospectus/Proxy Statement is furnished to you as a shareholder of Thrivent Technology Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”). A special meeting of shareholders of the Target Fund will be held on May 15, 2009 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Trustees of the Trust (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

The purposes of the Meeting are:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Thrivent Large Cap Growth Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Acquiring Fund Class A and Institutional Class Shares to shareholders of the Target Fund and (iii) dissolve (collectively, the “Reorganization”).

2.	To transact such other business as may properly be presented at the Meeting.

The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.” Each of the Acquiring Fund and the Target Fund is organized as a diversified series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board has approved the Reorganization, subject to approval by the Target Fund’s shareholders. The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and they have similar investment policies. Thrivent Asset Management, LLC (the “Adviser”) is the investment adviser for each Fund.

If the Target Fund’s shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A and Institutional Class Shares to the Target Fund in an amount equal to the net assets of the Target Fund immediately prior to the Reorganization. Immediately thereafter, the Target Fund will make liquidating distributions to Target Fund shareholders of such Acquiring Fund shares received by the Target Fund. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The aggregate value of the Acquiring Fund shares that a Target Fund shareholder will receive in the Reorganization will equal the aggregate value of the Target Fund shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A and Institutional Class Shares only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference and also accompany this Prospectus/Proxy Statement:

•

The Thrivent Mutual Funds Prospectus, dated February 28, 2009 and as supplemented through the date hereof, offering Class A Shares of the Acquiring Fund and containing additional information about the Target Fund and the Acquiring Fund (the “Class A Prospectus”);

•

The Thrivent Mutual Funds Prospectus, dated February 28, 2009 and as supplemented through the date hereof, offering Institutional Class Shares of the Acquiring Fund and containing additional information about the Target Fund and the Acquiring Fund (the “Institutional Class Prospectus” and together with the Class A Prospectus, the “Trust Prospectus”).

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference:

•	A Statement of Additional Information, dated March 30, 2009, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•

The Thrivent Mutual Funds Statement of Additional Information, dated February 28, 2009 and as supplemented through the date hereof, containing additional information about the Target Fund and the Acquiring Fund (the “Trust SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Funds as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

Copies of each Fund’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and therefore file reports and other information with the SEC. Information filed by the Funds with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the IDEA database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is March 30, 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the trustees who are not “interested persons” (as defined in the 1940 Act) of each Fund, has unanimously approved the Reorganization Agreement on behalf of each Fund, subject to Target Fund shareholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund Class A and Institutional Class Shares to Target Fund shareholders; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The aggregate value of the Acquiring Fund shares a Target Fund shareholder will receive in the Reorganization will equal the aggregate value of the Target Fund shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

Background and Reasons for the Reorganization

The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and they have similar investment policies. Each Fund’s investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. While the Target Fund concentrates its investments in the technology sector, the Acquiring Fund has a broader investment focus and invests primarily in large capitalization companies across a range of sectors, including the technology sector. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Under normal circumstances the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Funds’ other investment policies, practices and restrictions are similar. The Adviser is the investment adviser to each Fund.

In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of each Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds’ service features available to shareholders, including exchange privileges; and (ix) the estimated costs of the Reorganization, one half of which will be allocated to the Target Fund, with the remaining half of the costs being paid by the Adviser or an affiliate. The Board concluded that each of these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a larger combined fund with (a) lower net annual operating expenses and (b) potential reductions in the advisory fee charged as a result of asset-level breakpoints; (ii) certain administrative costs will be spread across the combined fund’s larger asset base, which will increase the combined fund’s overall efficiency; and (iii) the Acquiring Fund has achieved stronger performance results compared to the Target Fund over the last one, three and five year periods and since each Fund’s inception.

The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund. In addition, the Board has determined that the Reorganization is in the best interests of the shareholders of the Acquiring Fund.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on May 15, 2009. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about June 12, 2009, but it may be at a different time as described herein. If shareholders of the Target Fund do not approve the proposed Reorganization, the Board will consider alternatives.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE FUNDS

Investment Objective and Principal Strategies

Investment Objective. Each Fund’s investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Funds will achieve its investment objective.

Principal Strategies. While the Target Fund concentrates its investments in the technology sector, the Acquiring Fund has a broader investment focus and invests primarily in large capitalization companies across a range of sectors, including the technology sector.

Under normal circumstances, the Target Fund invests at least 80% of net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Technology companies may include companies engaged in technology-oriented businesses in the following industries: information technology, telecommunications services, computer and electronics retail, internet retail, biotechnology, healthcare equipment, aerospace and defense, data processing services, electrical components and equipment, human resources and employment services, casinos and gaming, agricultural products, health care supplies and technology, pharmaceuticals, life sciences tools and services, and media. The Target Fund focuses on equity securities of U.S. technology companies that have a strong potential for future growth. These companies typically provide little or no dividend. Should the Adviser determine that the Target Fund would benefit from reducing the percentage of its assets invested in securities of technology companies from 80% to a lesser amount, the Target will notify shareholders at least 60 days prior to the change. While stocks may be purchased without regard to market capitalization, the Target Fund focuses on large and medium-sized companies.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Acquiring Fund focuses mainly on the securities of large U.S. companies which have market capitalizations similar to those included in widely known indices such as the S&P 500/Citigroup Growth Index, the Russell 1000 Growth Index, or the large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Acquiring Fund would benefit from reducing the percentage of its assets invested in large cap securities from 80% to a lesser amount, the Acquiring will notify shareholders at least 60 days prior to the change.

Each Fund seeks to achieve its investment objective by investing in common stocks. Investing in convertible securities is not a principal strategy of the Funds. For each Fund, the Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. For the Acquiring Fund, the Adviser focuses on stocks of U.S. companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Each Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

In addition, each Fund may take temporary defense positions in portfolio securities that are inconsistent with such Fund’s principal investment strategies.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available on the Funds’ website

Principal Risks

Given the similarity of investment objectives and principal strategies of the Funds, the Funds are subject to similar principal risks (which are described in more detail below), including Market Risk, Issuer Risk, Volatility Risk, Foreign Securities Risk and Investment Adviser Risk. The Target Fund is also subject to Technology-Oriented Companies Risk. It is important to note that, in the event that the technology sector were to outperform large capitalization companies, the Target Fund, if it were still in existence, may outperform the combined fund.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of each Fund’s investments may move with these cycles and in some instances, increase or decrease more than its market as measured by such Fund’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of a Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interest of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Investment Adviser Risk. Each Fund is actively managed and the success of a Fund’s investment strategy depends significantly on the skills of the Adviser in assessing the potential of the securities in which such Fund invests. The Adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Technology-Oriented Companies Risk. Because the Target Fund invests primarily in securities of technology companies, it is also subject to Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Management of the Funds

The Board. The Board is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser is the investment adviser for each Fund. Until January 1, 2006, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) served as investment adviser for each Fund. On January 1, 2006, the Adviser, a newly formed affiliate of Thrivent Investment Mgt., began serving as investment adviser for each Fund. The Adviser and Thrivent Financial for Lutherans (“Thrivent Financial”) and its affiliates have been in the investment advisory business since 1986 and managed approximately

$62 billion in assets as of December 31, 2008, including approximately $20 billion in mutual fund assets. The Adviser, Thrivent Investment Mgt. and Thrivent Financial are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Trust received an exemptive order from the SEC that permits the Adviser and the Funds, with the approval of the Board, to retain one or more subadvisers for the Funds, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Fund. The Adviser will notify shareholders of a Fund if there is a new subadviser for that Fund.

The Funds’ annual and semiannual reports to shareholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the most recent six-month period covered by the report.

Portfolio Management. Darren M. Bagwell, CFA is Director of Research and serves as lead member of the fundamental analyst team which manages the Target Fund. Mr. Bagwell has day-to-day responsibility for managing the Target Fund and works with other members of the team to develop and execute the Target Fund’s investment strategies. Mr. Bagwell was appointed portfolio manager of the Target Fund on April 19, 2006. Mr. Bagwell has worked for Thrivent in an investment management capacity since 2002 and is also the manager and team leader of the equity portion of the Thrivent Balanced Fund. Prior to joining Thrivent, he worked as an investment analyst at Robert W. Baird.

Scott A. Vergin, CFA has served as portfolio manager of Acquiring Fund since 2002. Mr. Vergin has been with Thrivent since 1984 and has served as a portfolio manager since 1994. Mr. Vergin will continue to manage the Acquiring Fund following the Reorganization.

The Trust SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Advisory and Other Fees

Advisory Fees. Each Fund pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Target Fund

0.75% of average daily net assets

Acquiring Fund

0.75% on the first $500 million of average daily net assets

0.70% on the next $500 million of average daily net assets

0.65% on the next $1.5 billion of average daily net assets

0.60% on the next $2.5 billion of average daily net assets

0.575% of average daily net assets over $5 billion.

During the twelve-months ended October 31, 2008, the contractual advisory fees for the Target Fund were 0.75% of the Target Fund’s average daily net assets.

During the twelve-months ended October 31, 2008, the contractual advisory fees for the Acquiring Fund were 0.75% of the Acquiring Fund’s average daily net assets.

The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Fund, the Adviser has contractually agreed, through at least February 28, 2010, to waive certain fees and/or reimburse certain expenses associated with the Class A Shares of the Target Fund in order to limit the net annual fund operating expenses to an annual rate of 1.47% of the average daily net assets of the Class A Shares of the Target Fund.

With respect to the Acquiring Fund, the Adviser has contractually agreed, through at least February 28, 2010, to waive certain fees and/or reimburse certain expenses associated with the Class A Shares of the Acquiring Fund in order to limit the net annual fund operating expenses to an annual rate of 1.17% of the average daily net assets of the Class A Shares of the Acquiring Fund.

For a complete description of each Fund’s advisory services, see the section of the Trust Prospectus entitled “Management, Organization and Capital Structure—Investment Adviser” and the section of the Trust SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

12b-1 Plan. The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) with respect to the Class A Shares of each Fund. Thrivent Investment Mgt. (the “Distributor”), an affiliate of the Adviser, located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as the distributor of each Fund. Under the Rule 12b-1 Plan, Class A Shares of each Fund pay the Distributor an aggregate fee for distribution and shareholder servicing equal to an annual rate of 0.25% of the average daily net asset value represented by such shares. Institutional Class Shares are not subject to a Rule 12b-1 Plan and the Funds do not pay any percentage of their assets attributable to Institutional Class Shares for distribution or shareholder servicing. For a complete description of these arrangements with respect to each Fund, see the section of the Class A Prospectus entitled “Shareholder Information—Rule 12b-1 Fees” and the section of the Trust SAI entitled “Underwriting and Distribution Service.”

Expenses

The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended October 31, 2008, (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended October 31, 2008, and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended October 31, 2008, assuming the Reorganization had been completed as of the beginning of such period.

	Class A Shares						Institutional Class Shares
	Actual				Pro Forma		Actual		Pro Forma
	Target Fund		Acquiring Fund		Acquiring Fund		Target Fund	Acquiring Fund	Acquiring Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50	%(1)	5.50	%(1)	5.50	%(1)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time or purchase or redemption, whichever is lower)	1.00	%(2)	1.00	%(2)	1.00	%(2)	None	None	None
Redemption Fee	None	(3)	None	(3)	None	(3)	None	None	None
Exchange Fee	None		None		None		None	None	None
Low Balance Fee	$12	(4)	$12	(4)	$12	(4)	None (5)	None (5)	None (5)

Annual Fund Operating Expenses As a Percentage of Net Assets (expenses that are deducted from Fund assets)
Management Fees	0.75%		0.75%		0.75%		0.75%	0.75%	0.75%
Distribution and Service (12b-1 Fees)	0.25%		0.25%		0.25%		None	None	None
Other Expenses	1.07%		0.48%		0.54%		0.30%	0.06%	0.08%
Total Annual Operating Expenses	2.07%		1.48%		1.54%		1.05%	0.81%	0.83%
Less Expense Reimbursement	0.60	%(6)	0.31	%(7)	0.37	%(7)	—	—	0.02%
Net Annual Fund Operating Expenses	1.47%		1.17%		1.17%		1.05%	0.81%	0.81%

(1)

The maximum sales charges for each Fund depend upon the amount of your investment. For a complete description of the sales charges, see “Shareholder Information” in the Class A Prospectus. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

(2)	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

(3)	Each Fund may charge a fee of up to $50 for a redemption by wire transfer. See “Shareholder Information—Redeeming Shares” in the Class A Prospectus for more information.

(4)

Each Fund may redeem shares in any account or charge an annual fee of $12 if the value of shares in the account falls below a certain minimum. See “Accounts with Low Balances” in the Class A Prospectus.

(5)

If the value of a shareholder’s investment in Institutional Class Shares of a Fund falls below the required minimum for such shareholder’s type of account, such shareholder’s Institutional Class Shares may be converted to Class A Shares.

(6)

The Adviser has contractually agreed, through at least February 28, 2010, to waive certain fees and/or reimburse certain expenses associated with the Class A shares of the Target Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.47% of the average daily net assets of the Class A shares.

(7)

The Adviser has contractually agreed, through at least February 28, 2010, to waive certain fees and/or reimburse certain expenses associated with the Class A shares of the Acquiring Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.17% of the average daily net assets of the Class A shares.

Example

The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Fund’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Institutional Class Shares
	Actual		Pro Forma	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund	Target Fund	Acquiring Fund	Acquiring Fund
Total operating expenses assuming redemption at the end of the period
One Year	$691	$663	$663	$107	$83	$83
Three Years	$1,108	$963	$975	$334	$259	$263
Five Years	$1,550	$1,286	$1,310	$579	$450	$459
Ten Years	$2,773	$2,196	$2,254	$1,283	$1,002	$1,023

Purchase, Valuation, Redemption and Exchange of Shares

Pricing Fund Shares. The price of each Fund’s shares is based on such Fund’s net asset value (“NAV”). Each Fund determines the NAV for a particular class of shares once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. The Funds do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The price at which you purchase or redeem shares of a Fund is based on the next calculation of the NAV after such Fund receives your payment or redemption request.

Each Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total number of outstanding shares of that class. To determine the NAV, each Fund generally values its securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board. For any portion of a Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when a Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). Each Fund, under the supervision of the Board, evaluates the impact of these significant events and adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events. For more information about how each Fund discourages abusive trading practices (including those that may attempt to take advantage of significant events, the occurrence of which are not necessarily reflected in available price quotations of foreign securities), please see the section entitled “Abusive Trading Policies and Monitoring Processes” in the Trust Prospectus.

Class A Shares. The Class A Shares of each Fund are subject to an initial sales charge of up to 5.50%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund, excluding Class A Shares purchased through the automatic dividend reinvestment plan, after the Reorganization will be subject to an initial sales charge of up to 5.50%. The initial sales charge is reduced for investments in excess of $50,000. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within one year of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization. For additional information, please see the section entitled “Shareholder Information—Class A Shares” in the Class A Prospectus.

Institutional Class Shares. Institutional Class Shares of each Fund are not subject to an initial sales charge or a contingent deferred sales charge. Institutional Class shares are offered to institutions, church organizations, retirement plans sponsored by institutions and participants in various mutual fund asset allocation, wrap account, and private account programs offered by Thrivent Investment Mgt. or an affiliate For additional information, please see the section entitled “Shareholder Information—Institutional Class Shares” in the Institutional Class Prospectus.

Buying Shares. Shares of each Fund may be purchased through a shareholder’s registered representative, by mail, by telephone, by the Internet, by wire transfer, through an automatic investment plan or by exchange from other Thrivent mutual funds. For a additional information regarding buying shares of each Fund and exchanging shares of each Fund, see the sections of the Trust Prospectus entitled “Shareholder Information—Buying Shares” and “Shareholder Information—Exchanging Shares Between Funds.”

Redeeming Shares. When a Fund receives a request for redemption, such Fund will redeem such shares at the next calculation of the Fund’s NAV. A Fund may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the SEC. When a shareholder purchases shares by check, a Fund may delay payment for redemption requests for the shares purchased for up to 10 days or until payment has cleared. Shares may be redeemed by mail, by phone, by the Internet, by wire/ACH transfer or through a systematic withdrawal plan. For additional information regarding redeeming shares of each Fund, see the section of the Trust Prospectus entitled “Shareholder Information—Redeeming Shares.”

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund, as of March 12, 2009, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund
Net assets
Class A Shares	$16,656,623	$70,606,666	$87,263,289
Institutional Class Shares	$1,175,990	$176,727,619	$177,903,609

Total	$17,832,613	$247,334,285	$265,166,898

Net asset value per share
Class A Shares	$2.10	$3.08	$3.08
Institutional Class Shares	$2.23	$3.28	$3.28

Shares outstanding
Class A Shares	7,948,339	22,915,946	28,323,940
Institutional Class Shares	527,496	53,849,123	54,207,657

Total	8,475,835	76,765,069	82,531,597

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 5.2 million Class A Shares and 0.3 million Institutional Class Shares, reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the Acquiring Fund shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of each Fund’s Class A Shares since each Fund’s inception. On July 16, 2004, the Acquiring Fund merged with Lutheran Brotherhood Growth Fund. The performance presented for the period prior to the merger is for Lutheran Brotherhood Growth Fund, which commenced operations on October 29, 1999. The bar chart includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown.

Thrivent Technology Fund

Thrivent Large Cap Growth Fund

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Fund’s highest quarterly return for Class A Shares was 32.33% (for the quarter ended 12/31/2001) and its lowest quarterly return for Class A Shares was -39.39% (for the quarter ended 9/30/2001). Since its inception, the Acquiring Fund’s highest quarterly return for Class A Shares was 14.00% (for the quarter ended 6/30/2003) and its lowest quarterly return for Class A Shares was -24.26% (for the quarter ended 12/31/2008).

The annual returns for each Fund’s Institutional Class Shares would be substantially similar to those shown for Class A Shares because all of each Fund’s shares are invested in the same respective portfolio of securities; however, the actual annual returns for Institutional Class Shares would be higher than the annual returns shown for each Fund’s Class A Shares because of differences in expenses borne by each class of shares.

Comparative Performance Information

As a basis for evaluating each Fund’s performance and risks, the following tables show how each Fund’s performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for such Fund. The table includes the effects of each Fund’s expenses and maximum sales charges for each class and assumes that a shareholder sold their shares at the end of the period.

The after-tax returns for Class A Shares of each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares of each Fund and after-tax returns Institutional Class Shares will vary.

Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2008

	Target Fund			Acquiring Fund
	Past 1 Year	Past 5 Years	Since Inception (07/01/00)	Past 1 Year	Past 5 Years	Since Inception (10/29/99)
Class A Shares
Return Before Taxes	-51.58%	-10.03%	-17.14%	-45.95%	-5.24%	-6.92%
Return After Taxes on Distributions	-51.58%	-10.03%	-17.14%	-45.95%	-5.60%	-7.11%
Return After Taxes on Distributions and Sale of Fund Shares	-33.53%	-7.65%	-11.27%	-29.87%	-4.02%	-5.13%
Institutional Class Shares
Return Before Taxes	-48.53%	-8.47%	-15.96%	-42.52%	-3.58%	-5.54%
S&P North American Technology Sector Index(1)	-43.33%	-5.38%	-13.42%	—	—	—
Russell 1000® Growth Index (2)	—	—	—	-38.44%	-3.42%	-6.04%

(1)

The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The Index does not reflect deductions for fees, expenses or taxes.

(2)	The Russell 1000® Growth Index measures the performance of large cap growth stocks. The Index does not reflect deductions for fees, expenses or taxes.

Other Service Providers

Thrivent Financial Investor Services Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis. Thrivent Asset Management, LLC, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Funds and receives an administration fee from the funds. The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers, LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm.

Governing Law

Each Fund is a series of the Trust. The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the 1940 Act. The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987, and currently consists of 29 series, including the Funds. Prior to April 22, 2004, the Trust’s name was The AAL Mutual Funds.

The Declaration of Trust of the Trust, as amended through the date hereof (the “Declaration of Trust”) provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. Class A and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan. Matters submitted to shareholder vote must be approved by each Fund separately except:

•	when required otherwise by the 1940 Act; or

•	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Board, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act.

Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

The Trust’s organizational documents are filed as part of the Trust’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 3 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund. The Acquiring Fund Class A and Institutional Class Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund’s net assets immediately prior to the Reorganization. Upon receipt by the Target Fund of Acquiring Fund Class A and Institutional Class Shares, the Target Fund will distribute such shares of the Acquiring Fund to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

The Target Fund will distribute the Acquiring Fund Class A and Institutional Class Shares received by it pro rata to Target Fund shareholders of record in exchange for their interest in shares of the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A and Institutional Class Shares received by the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A and Institutional Class Shares due such shareholder.

Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A and Institutional Class Shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Fund shares immediately prior to the Reorganization. The interests of each of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A and Institutional Class Shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A and Institutional Class Shares of the Acquiring Fund. Subject to the Target Fund’s shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A and Institutional Class Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Fund expects to distribute Class A and Institutional Class Shares of the Acquiring Fund received by the Target Fund to shareholders of the Target Fund promptly after the Closing Date and then dissolve.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of such Target Fund’s shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of each Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds’ service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganization, one half of which will be allocated to the Target Fund, with the remaining half of the costs being paid by the Adviser or an affiliate. The Board concluded that each of these factors supported a determination to approve the Reorganization Agreement.

The Board, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit the Target Fund shareholders in several ways. After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because:

•

shareholders will become shareholders of a larger combined fund with (a) lower net annual operating expenses and (b) potential reductions in the advisory fee charged as a result of asset-level breakpoints;

•	certain administrative costs will be spread across the combined fund’s larger asset base, which will increase the combined fund’s overall efficiency; and

•	the Acquiring Fund has achieved stronger performance results compared to the Target Fund over the last one, three and five year periods and since each Fund’s inception.

The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund. In addition, the Board has determined that the Reorganization is in the best interests of shareholders of the Acquiring Fund.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Quarles & Brady LLP, special counsel to each Fund (“Quarles & Brady”), dated as of the Closing Date, to the effect that on the basis of existing provisions of the Code, the treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by such Acquiring Fund of the Target Fund’s Liabilities, or upon the distribution of Acquiring Fund shares by the Target Fund to its stockholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Target Fund’s holding periods in such assets;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 381, 383 and 384 of the Code and the Treasury regulations thereunder.

Quarles & Brady will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or on the termination thereof (ii) or upon the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by the officers of Trust and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Fund and its shareholders. In connection with the Reorganization, on or before Closing Date, the Target Fund will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt investment income and net capital gains for the period beginning on November 1, 2008 and ending on the Closing Date. Such distributions will be taxable to stockholders.

A regulated investment company is permitted to carry a net capital loss forward eight years. Acquiring Fund will succeed to the capital loss carry forwards of the Target Fund, subject to the limitations described below. If Target Fund has capital loss carry forwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Fund capital gains thereby reducing the amount of capital gain net income that must be distributed to the Target Fund shareholders. As a result of the Reorganization, Acquiring Fund’s ability to utilize Target Fund’s capital loss carryovers may be limited. Under Sections 382 and 383 of the Code, an “equity structure shift” such as a reorganization under Section 368(a)(1)(C) of the Code can result in a limitation on the acquiring corporation’s use of capital loss carry forwards of the acquired corporation.

An “equity structure shift” can trigger the limitation where the shareholders of the acquired corporation (which has the net capital loss carry forwards), as a result of the reorganization, own less than 50 percentage points of the shares in the acquiring corporation.

Generally, the limitation in the context of regulated investment company reorganizations is that the acquiring corporation may only utilize the acquired corporation’s capital loss carry forwards for each post reorganization year to the extent of the capital loss limitation amount. The capital loss limitation amount is equal to the value of the acquired corporation, immediately before the reorganization times the long term tax exempt rate for the month in which the reorganization occurs. The long term tax exempt rate is determined by the IRS and published monthly. For example, the rate for March 2009 is 5.49%.

There are other limitations which could apply to the Acquiring Fund.

Immediately prior to the Reorganization, the Target Fund will have unutilized capital loss carry forwards of approximately $34 million. The final amount of unutilized capital loss carry forwards for the Target Fund is subject to change and will not be finally determined until the Closing Date. Based on these applicable limitations discussed above, approximately $28 million of the Target Fund’s $34 million capital loss carry forward is expected to expire unutilized following the Reorganization. However, because the amount of the Target Fund’s capital loss carry forward is significantly greater than the total assets of the Target Fund, it is likely that a portion of the Target Fund’s $34 million capital loss carry forward would expire unutilized even if the Reorganization were not completed. The estimated $6 million balance of the Target Fund’s capital loss carry forward will be shared by the Acquiring Fund shareholders as well as the Target Fund shareholders.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

If the Reorganization is approved by shareholders of the Target Fund, one half of the expenses incurred in connection with the Reorganization will be allocated to the Target Fund. The remaining half of the expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $125,000.

If the Reorganization is not approved by shareholders, the Adviser will bear the costs of the proposed Reorganization.

Continuation of Shareholder Accounts and Plans

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under an automatic investment plan, automatic bank withdrawal plan, automatic payroll deduction savings and investment plan or automatic dividend reinvestment plan or who are receiving payments under a systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A or Institutional Class Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Class A and Institutional Class Shares of the Acquiring Fund will be passed on by Quarles & Brady, which serves as special counsel to each of the Funds.

Shareholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is defined in the Declaration of Trust as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Fund had outstanding 22,851,614 Class A Shares and 53,810,072 Institutional Class Shares. As of February 2, 2009, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of February 2, 2009, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A Shares or Institutional Class Shares of the Acquiring Fund except as follows:

Shareholder	Class of Shares	Approximate Percentage of Ownership
Thrivent Moderate Allocation Fund	Institutional	27.76%
Thrivent Moderately Aggressive Allocation Fund	Institutional	36.76%
Thrivent Aggressive Allocation Fund	Institutional	21.11%
Thrivent Moderately Conservative Allocation Fund	Institutional	6.02%

At the close of business on the Record Date, the Target Fund had outstanding 7,939,951 Class A Shares and 503,163 Institutional Class Shares. As of February 2, 2009, the trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of February 2, 2009, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A Shares or Institutional Class Shares of the Target Fund except as follows:

Shareholder	Class of Shares	Approximate Percentage of Ownership
Thrivent Financial for Lutherans (EDSOP Accounts) c/o Jeff Bergsbaken 4321 N. Ballard Road Appleton, WI 54919	Institutional	94.64%

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

VOTING INFORMATION AND REQUIREMENTS

General

Shareholder approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is defined in the Declaration of Trust as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Target Fund currently are held in two classes (Class A and Institutional Class). For purposes of this vote, all shares of the Target Fund will vote together as one class.

A list of shareholders of the Target Fund entitled to be present and vote at the Meeting will be available at the offices of such Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Record Date

The Board has fixed the close of business on March 16, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

One-third of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Proxies

Target Fund Shareholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for

Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about March 30, 2009. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of additional telephone solicitation by Computershare is approximately $40,000. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

Thrivent Technology Fund

By and In Exchange for Shares of

Thrivent Large Cap Growth Fund

March 30, 2009

This Statement of Additional Information is available to the shareholders of Thrivent Technology Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”) in connection with the proposed reorganization (“the Reorganization”) whereby all of the assets and liabilities of the Target Fund would be transferred to Thrivent Large Cap Growth Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Institutional Class Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated March 30, 2009 related to the Reorganization (the “Prospectus/Proxy Statement”). The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from Thrivent Investment Management by calling (800) 847-4836 or writing Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348.

The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Acquiring Fund shares to shareholders of the Target Fund and (iii) dissolve. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Trust, dated February 28, 2009 and as supplemented through the date hereof, which has been filed with the Securities and Exchange Commission (the “SEC”) and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)

the audited annual financial statements, including the opinion of independent registered public accounting firm, of the Target Fund, dated October 31, 2008, included as part of the Target Fund Form N-CSR as filed with the SEC on December 29, 2008; and

(ii)

the audited annual financial statements, including the opinion of independent registered public accounting firm, of the Acquiring Fund, dated October 31, 2008, included as part of the Acquiring Fund Form N-CSR as filed with the SEC on December 29, 2008.

Annual reports referenced as part of a Fund’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the IDEA database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

1

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [date], 2009 by Thrivent Mutual Funds (the “Trust”), a Massachusetts business trust, on behalf of its series, Thrivent Large Cap Growth Fund (the “Acquiring Fund”) and Thrivent Technology Fund (the “Target Fund”).

W I T N E S S E T H:

WHEREAS, the Board of Trustees of the Trust (the “Board”), on behalf of each of the Acquiring Fund and the Target Fund, has determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A and Institutional Class shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”) and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within fifteen (15) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A and Institutional Class shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the “Acquiring Fund Prospectus”), copies of which have been delivered to the Target Fund.

B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, the Target Fund shall pay one half of the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. The remaining half of the expenses of the Reorganization shall be paid by Thrivent Asset Management, LLC (or an affiliate thereof). In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Asset Management, LLC (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Asset Management, LLC (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of The Commonwealth of Massachusetts and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Trust is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Declaration of Trust of the Trust, as amended through the date hereof (the “Declaration of Trust”). The Trust and the Target Fund are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Trust and the Target Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

B. Registration. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended October 31, 2008, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the “Target Fund Prospectus”) there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Trust on behalf of the Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Fund, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Trust on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Trust on behalf of the Target Fund does not and will not (i) result in a material violation of any provision of the Trust’s or the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.

any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.

issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Trust’s or the Target Fund’s organizational documents; or

vi.

any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Trust (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

N. Tax Qualification. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

P. Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Trust is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Declaration of Trust. The Trust and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust and the Acquiring Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B. Registration. The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended October 31, 2008, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Trust on behalf of the Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Trust on behalf of the Acquiring Fund does not and will not (i) result in a material violation of any provision of Trust’s or the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Trust shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and the Target Fund and

Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of the Assets if, in the reasonable judgment of the Target Fund’s trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s shareholders and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Quarles & Brady LLP (“Quarles & Brady”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Quarles & Brady).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Declaration of Trust) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Quarles & Brady, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Quarles & Brady may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

i.

The Target Fund shall have received the opinion of Quarles & Brady, as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

(a)	The Trust is registered as an open-end, management investment company under the 1940 Act.

(b)	The Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

(c)

The Trust on behalf of the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement by the Trust on behalf of the Acquiring Fund and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Trust on behalf of the Acquiring Fund under the laws of the Commonwealth of Massachusetts. The Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund under the laws of the Commonwealth of Massachusetts.

(d)

The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable law of the Commonwealth of Massachusetts.

(e)

The execution and delivery by the Trust on behalf of the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Declaration of Trust or By-laws of the Trust.

(f)

Neither the execution, delivery or performance by the Trust on behalf of the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or the United States of America.

(g)

No approval by any court, regulatory body, administrative agency or governmental body of the Commonwealth of Massachusetts the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Trust on behalf of the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

(h)

The Acquiring Fund Shares have been duly authorized by the Trust on behalf of the Acquiring Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the Commonwealth of Massachusetts or the Trust’s Declaration of Trust or By-laws.

H. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Quarles & Brady, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Quarles & Brady may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Quarles & Brady, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(a)	The Trust is registered as an open-end, management investment company under the 1940 Act.

(b)	The Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

(c)

The Trust on behalf of the Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement by the Trust on behalf of the Target Fund and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Trust on behalf of the Target Fund under the laws of the Commonwealth of Massachusetts. The Agreement has been duly executed and delivered by the Trust on behalf of the Target Fund under the laws of the Commonwealth of Massachusetts.

(d)

The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable law of the Commonwealth of Massachusetts.

(e)

The execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Declaration of Trust or By-laws of the Trust.

(f)

Neither the execution, delivery or performance by the Trust on behalf of the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or the United States of America.

(g)

No approval by any court, regulatory body, administrative agency or governmental body of the Commonwealth of Massachusetts or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Trust on behalf of the Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Shareholder List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

H. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Fund and the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Fund and the Acquiring Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.

by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2009 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.

by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009; or

vi.

by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust on behalf of the Target Fund and by the Trust on behalf of the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The obligations of any series of the Trust hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Mutual Funds On Behalf of Its Series, Thrivent Technology Fund

Name: Title:

Attest:

Name: Title:

Thrivent Mutual Funds On Behalf of Its Series, Thrivent Large Cap Growth Fund

Name: Title:

Attest:

Name: Title:

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

Thrivent Aggressive Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Technology Fund

Thrivent Real Estate Securities Fund

Thrivent Partner Small Cap Growth Fund

Thrivent Partner Small Cap Value Fund

Thrivent Small Cap Stock Fund

Thrivent Small Cap Index Fund

Thrivent Mid Cap Growth Fund

Thrivent Partner Mid Cap Value Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Index Fund

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner International Stock Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Large Cap Stock Fund

Thrivent Large Cap Index Fund

Thrivent Equity Income Plus Fund

Thrivent Balanced Fund

Thrivent High Yield Fund

Thrivent Diversified Income Plus Fund

Thrivent Municipal Bond Fund

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

Thrivent Money Market Fund

Series of

Thrivent Mutual Funds

Statement of Additional Information

Dated February 28, 2009

Each of the above-referenced mutual funds (each a “Fund” and collectively the “Funds”) are series of Thrivent Mutual Funds (the “Trust”). Class A and Institutional Class shares are offered through separate prospectuses. Each such prospectus is referred to hereinafter as a “Prospectus.” This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated February 28, 2009 for the applicable class of the above-referenced series of the Trust. The Reports of the Independent Registered Public Accounting Firm and financial statements included in the Annual Reports for the Trust for the fiscal year ended October 31, 2008 (for all series except Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund) and December 31, 2008 (for Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund) are separate reports furnished with this SAI and are incorporated herein by reference. To receive a copy of a Prospectus or the Annual Reports, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836). The Prospectus and the Annual Reports are also available on the Thrivent Financial for Lutherans website (www.thrivent.com).

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987 and currently consists of 29 series (each a “Fund” and collectively the “Funds”). Each Fund other than the Thrivent Asset Allocation Funds, as defined below, is diversified. Prior to April 22, 2004, the Trust’s name was The AAL Mutual Funds.

On July 16, 2004, The Lutheran Brotherhood Family of Funds (the “LB Funds”) (an open-end investment company consisting of eleven series) merged with the Trust. The accounting and performance history of Thrivent Mid Cap Growth Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, and Thrivent Limited Maturity Bond Fund reflect the accounting and performance history of the predecessor series of the LB Funds. The following table provides the inception date and the available classes of shares of the Funds described in this SAI.

Fund Name	Class A Inception Date	Institutional Class Inception Date
Thrivent Aggressive Allocation Fund	6/30/05	6/30/05
Thrivent Moderately Aggressive Allocation Fund	6/30/05	6/30/05
Thrivent Moderate Allocation Fund	6/30/05	6/30/05
Thrivent Moderately Conservative Allocation Fund	6/30/05	6/30/05
Thrivent Technology Fund	7/01/00	7/01/00
Thrivent Real Estate Securities Fund	6/30/05	6/30/05
Thrivent Partner Small Cap Growth Fund	6/30/05	6/30/05
Thrivent Partner Small Cap Value Fund	7/17/01	7/17/01
Thrivent Small Cap Stock Fund	7/01/96	12/29/97
Thrivent Small Cap Index Fund	7/01/00	N/A
Thrivent Mid Cap Growth Fund	5/30/97	10/31/97
Thrivent Partner Mid Cap Value Fund	6/30/05	6/30/05
Thrivent Mid Cap Stock Fund	6/30/93	12/29/97
Thrivent Mid Cap Index Fund	7/01/00	N/A
Thrivent Partner Worldwide Allocation Fund	2/29/08	2/29/08
Thrivent Partner International Stock Fund	9/5/95	10/31/97
Thrivent Large Cap Growth Fund	10/29/99	10/29/99
Thrivent Large Cap Value Fund	10/29/99	10/29/99
Thrivent Large Cap Stock Fund	7/16/87	12/29/97
Thrivent Large Cap Index Fund	7/01/00	N/A
Thrivent Equity Income Plus Fund	2/29/08	2/29/08
Thrivent Balanced Fund	12/29/97	12/29/97
Thrivent High Yield Fund	4/3/87	10/31/97
Thrivent Diversified Income Plus Fund	1/08/97	12/29/97
Thrivent Municipal Bond Fund	12/3/76	10/31/97
Thrivent Income Fund	6/1/72	10/31/97
Thrivent Core Bond Fund	7/16/87	12/29/97
Thrivent Limited Maturity Bond Fund	10/29/99	10/29/99
Thrivent Money Market Fund	3/10/88	12/29/97

The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Class A and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1.	when required otherwise by the 1940 Act; or

2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectuses, various Funds may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.

Investments of Thrivent Asset Allocation Funds

Each of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund (each, a “Thrivent Asset Allocation Fund” and collectively, the “Thrivent Asset Allocation Funds”) is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other series of the Trust. Each of the Thrivent Asset Allocation Funds may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.

None of the Thrivent Asset Allocation Funds is “diversified” within the meaning of the 1940 Act because each intends to invest primarily in shares of other series of the Trust. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.

Other Securities

Thrivent Technology Fund, Thrivent Real Estate Securities Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Equity Income Plus Fund and, to the extent set forth above, Thrivent Asset Allocation Funds may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts.

Thrivent Technology Fund, Thrivent Real Estate Securities Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund and Thrivent Equity Income Plus Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.”  Securities rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Thrivent High Yield Fund, Thrivent Diversified Income Plus Fund, Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund also may invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Thrivent Municipal Bond Fund does not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest 25% or more of the value of its total assets in industrial development bonds. The Fund also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. Thrivent Municipal Bond Fund may invest up to 5% of its assets in high yield securities.

Bank Instruments

Each Fund may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including an U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), (or a subadviser) to be creditworthy. The Thrivent Money Market Fund may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

Restricted Securities

The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Funds will invest more than 15% of its net assets in illiquid securities (10% in the case of Thrivent Money Market Fund).

Reverse Repurchase Agreements

Each Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Funds may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Funds, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The principal strategies of Thrivent Balanced Fund, Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund include investing in mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Funds may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Senior Loans (All Funds except Thrivent Money Market Fund)

The Funds may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the Securities and Exchange Commission (SEC) or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Funds may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

The Thrivent Municipal Bond Fund may invest in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Variable Rate Demand Notes

The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default.

The extent to which the Thrivent Money Market Fund can purchase these securities is subject to Rule 2a-7 under the 1940 Act. The Money Market Fund’s purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. The Money Market Fund only invests in variable rate master demand notes when it deems them to involve minimal credit risk.

Lending Securities (All Funds except Thrivent Money Market Fund)

Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount equal to at least 102% of the market value of the loaned securities. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Put and Call Options (All Funds except Thrivent Money Market Fund)

As described below, each of the Funds may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Fund holds the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark cash or liquid securities as collateral. When a Fund sells put options, the collateral must be equal to the purchase obligation of the Fund, less any amount maintained as margin. When a Fund sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options:  The Funds may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options:  The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options:  The Funds may from time to time sell (“write”) covered put options if the put option is part of a combined position (see “Combined Position Option” below). As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

Buying Put Options:  The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies:  The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options:  The Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options:  The Funds may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds may engage in “straddle” and “spread” transactions. A “straddle” is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A “spread” is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on the Adviser’s or subadviser’s perception of anticipated market movements.

Negotiated Transactions:  The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

Closing Transactions:  The Funds may dispose of options that they have written by entering into “closing purchase transactions.” Those Funds may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Funds except Thrivent Money Market Fund)

Selling Futures Contracts:  The Funds may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; mortgage-backed securities; corporate and municipal bonds; stock and indices of any of the foregoing. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.

Buying Futures Contracts:  The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Funds may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Fund intends to purchase.

Options on Futures Contracts:  The Funds may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.

Currency Futures Contracts and Options:  The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

Limitations:  The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the

Fund’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

Swap Transactions (All Funds except Thrivent Money Market Fund)

The Funds may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Hybrid Investments (All Funds except Thrivent Money Market Fund)

As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Asset Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Asset Mgt.’s or a subadviser’s accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.

A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box (All Funds except Thrivent Money Market Fund)

The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

The Funds may invest in foreign currency exchange-related securities or engage in foreign currency transactions.

Foreign Currency Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:

•

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

•

When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.

Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Asset Mgt. or a subadviser have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs) (All Funds except Thrivent Money Market Fund)

Each Fund may purchase the securities of ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares in an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Certain ETFs may utilize financial leverage.

Passive Foreign Investment Companies (All Funds except Thrivent Money Market Fund)

Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.

In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Disclosure of Portfolio Holdings

The Trust has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund’s portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Asset Mgt. may post portfolio holdings information on its website (www.thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Asset Mgt. may also distribute or authorize distribution of information about a Fund’s portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, including the custodian, fund accountant, auditor, proxy voting service provider, pricing service vendor, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Funds by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants advising qualified plans or the Adviser. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Asset Mgt. does not expect to disclose information about a Fund’s holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial for Lutherans (“Thrivent Financial”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Asset Mgt. or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Funds have ongoing arrangements to provide the Funds’ portfolio holdings information to their custodian, proxy voting agent, pricing service vendor and securities lending agent at the end of each day; to Lipper, Vickers Stock Research Corporation, Thompson Financial, Standard and Poor’s and the Fund’s subadvisers (limited to the portion of the portfolio managed by the subadviser) on a monthly basis one day after the end of the month; to Morningstar, Inc. on a monthly basis 60 days after the end of the month; to Callan Associates on a quarterly basis one day after the end of a calendar quarter; and to Bloomberg on a quarterly basis (based on the Fund’s fiscal year end) 60 days after the end of a quarter.

As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, with respect to each Fund:

1.

None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.

2.	None of the Funds may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.

None of the Funds will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Thrivent Asset Allocation Funds, which are “non-diversified” within the meaning of the 1940 Act.

4.

None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.

None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.

None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.

None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make pursuant to its fundamental investment restriction on lending.

8.

None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). This restriction does not apply to the Thrivent Asset Allocation Funds, which primarily invest in other Funds of the Trust that could be considered to be in the same industry. In addition, with respect to the Thrivent Money Market Fund, this restriction does not apply to instruments issued by domestic banks.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.

None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Fund’s total assets.

3.

The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

4.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Funds.

The Trust has received an exemptive order from the SEC that allows the Funds to engage in an interfund lending program. In an interfund lending arrangement, the Funds directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Funds to borrow at a lower interest rate than banks offer, allows lending Funds to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the SEC. The Funds’ interfund lending arrangement is designed to ensure that each Fund has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Funds, other than the Thrivent Asset Allocation Funds, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Asset Allocation Funds to invest in other Funds of the Trust.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 29 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

Independent Trustees (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 1992	71	President, Carthage College

Director, Optique Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee since 2003	71	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Trustee since 2004	71	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 1987	71	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 2004	71

Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007; General Counsel, U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler from 1986 to 2001

				None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chairperson since 2009 and Trustee since 2004	71	Retired	None

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Trustee since 2006	71	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee since 2007	71

Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds

				None

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President since 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer since 2006	Vice President — Asset Management, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President and Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and Controller, Thrivent Financial from 2001 to 2004

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President and Anti-Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President since 2007

Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary since 2006

Vice President, Office of the General Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer since 2007

Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	The Trustees are not “interested persons” of the Trust, as defined in the 1940 Act, and are referred to as “Independent Trustees.”
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

Committees of the Board of Trustees

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Constance L. Souders

The 1940 Act requires that the Trusts’ independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.

			6

Contracts	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund.	5

Ethics and Compliance	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Funds.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Governance	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The Governance Committee assists the Board of Trustees in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board of Trustees, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	4

(1)	The Independent Trustees serve as members of each Committee.

Beneficial Interest in the Funds by Trustees

The following tables provide information, as of December 31, 2008, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
F. Gregory Campbell	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$50,001-$100,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	$50,001-$100,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Herbert F. Eggerding, Jr.	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	$10,001-$50,000		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$10,001-$50,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$10,001-$50,000		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$10,001-$50,000		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	$10,001-$50,000		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	$50,001-$100,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$10,001-$50,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Noel K. Estenson	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	Over $100,000		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$50,001-$100,000		$1-$10,000
	Thrivent Large Cap Value Fund	None		$1-$10,000
	Thrivent Large Cap Stock Fund	None		$10,001-$50,000
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	Over $100,000		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Richard L. Gady	Thrivent Aggressive Allocation Fund	None	Over $100,000	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		$10,001-$50,000
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$1-$10,000		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$1-$10,000		$10,001-$50,000
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner International Stock Fund	None		$10,001-$50,000
	Thrivent Large Cap Growth Fund	$10,001-$50,000		$1-$10,000
	Thrivent Large Cap Value Fund	$10,001-$50,000		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		$1-$10,000
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		$10,001-$50,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$1-$10,000		$10,001-$50,000

Richard A. Hauser	Thrivent Aggressive Allocation Fund	None	Over $100,000	$1-$10,000
	Thrivent Moderately Aggressive Allocation Fund	$50,001-$100,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$1-$10,000		$1-$10,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	$1-$10,000		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		$10,001-$50,000
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		$10,001-$50,000
	Thrivent Municipal Bond Fund	$1-$10,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	$10,001-$50,000		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$1-$10,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Connie M. Levi	Thrivent Aggressive Allocation Fund	None	$50,001-$100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	$10,001-$50,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$10,001-$50,000		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$10,001-$50,000		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Douglas D. Sims	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		$50,001-$100,000
	Thrivent Moderate Allocation Fund	None		$50,001-$100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Technology Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Small Cap Index Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		$10,001-$50,000
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Mid Cap Index Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		$10,001-$50,000
	Thrivent Large Cap Value Fund	None		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Index Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Compensation of Trustees

The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual compensation of $105,000 to attend meetings of the Board of Trustees of the Trust, the Board of Directors of Thrivent Series Fund, Inc., and the Board of Trustees of Thrivent Financial Securities Lending Trust. The Chairman is compensated an additional $47,000 per year; the Chair of the Contracts Committee and the Audit Committee Financial Expert is compensated an additional $36,500 per year for these positions; and the Chair of the Audit Committee is compensated an additional $15,500 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.

The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2008:

Name, Position	Aggregate Compensation from Trust for One Year Ending October 31, 2008	Total Compensation Paid by Trust and the Investment Company Complex for One Year Ending October 31, 2008
F. Gregory Campbell Trustee	$48,921	$103,750
Herbert F. Eggerding, Jr. Trustee	$63,597	$134,875
Noel K. Estenson (1) Trustee	$48,921	$103,750
Richard L. Gady (1) Trustee	$48,921	$103,750
Richard A. Hauser (1) Trustee	$48,921	$103,750
Connie M. Levi Chairperson and Trustee	$53,813	$114,125
Douglas D. Sims (1) Trustee	$48,921	$103,750
Constance L. Souders (1) Trustee	$48,921	$103,750

(1)

The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of October 31, 2008, the total amount of deferred compensation payable to Mr. Estenson was $258,952; the total amount of deferred compensation payable to Mr. Gady was $441,098; the total amount of deferred compensation payable to Mr. Hauser was $60,484; the total amount of deferred compensation payable to Mr. Sims was $189,720; and the total amount of deferred compensation payable to Ms. Souders was $97,836.

SIGNIFICANT SHAREHOLDERS

As of February 2, 2009, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.

Name	Fund	Percent Owned

Thrivent Partner International Stock Fund	Thrivent Money Market Fund — Institutional Class	9.90%

Thrivent Small Cap Stock Fund	Thrivent Money Market Fund — Institutional Class	5.64%

Thrivent Moderate Allocation Fund	Thrivent Mid Cap Stock Fund — Institutional Class	20.20%
	Thrivent Large Cap Growth Fund — Institutional Class	27.76%
	Thrivent Large Cap Stock Fund — Institutional Class	20.25%
	Thrivent Large Cap Value Fund — Institutional Class	30.92%
	Thrivent Small Cap Stock Fund — Institutional Class	20.23%
	Thrivent Mid Cap Growth Fund — Institutional Class	13.32%
	Thrivent Partner Small Cap Growth Fund — Institutional Class	21.20%
	Thrivent Partner Mid Cap Value Fund — Institutional Class	25.82%
	Thrivent Partner Small Cap Value Fund — Institutional Class	23.18%
	Thrivent Income Fund — Institutional Class	45.72%
	Thrivent Real Estate Securities Fund — Institutional Class	37.08%
	Thrivent High Yield Fund — Institutional Class	35.99%
	Thrivent Limited Maturity Bond Fund — Institutional Class	37.82%
	Thrivent Money Market Fund — Institutional Class	6.32%
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	24.86%
	Thrivent Income Fund — Institutional Class	45.72%
	Thrivent Partner International Stock Fund — Institutional Class	24.28%
	Thrivent Equity Income Plus Fund — Institutional Class	24.28%

Thrivent Moderately Aggressive Allocation Fund	Thrivent Mid Cap Stock Fund — Institutional Class	31.95%
	Thrivent Large Cap Growth Fund — Institutional Class	36.76%
	Thrivent Large Cap Stock Fund — Institutional Class	36.13%
	Thrivent Large Cap Value Fund — Institutional Class	33.61%
	Thrivent Partner International Stock Fund — Institutional Class	35.31%
	Thrivent Small Cap Stock Fund — Institutional Class	31.64%
	Thrivent Partner Small Cap Value Fund — Institutional Class	24.17%
	Thrivent Income Fund — Institutional Class	29.87%
	Thrivent Mid Cap Growth Fund — Institutional Class	31.44%
	Thrivent Equity Income Plus Fund — Institutional Class	35.92%

Name	Fund	Percent Owned
	Thrivent Money Market Fund — Institutional Class	9.18%
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	31.85%
	Thrivent Real Estate Securities Fund — Institutional Class	37.88%
	Thrivent High Yield Fund — Institutional Class	37.64%
	Thrivent Limited Maturity Bond Fund — Institutional Class	10.71%
	Thrivent Partner Mid Cap Value Fund — Institutional Class	44.13%

Thrivent Aggressive Allocation Fund	Thrivent Mid Cap Stock Fund — Institutional Class	14.63%
	Thrivent Large Cap Growth Fund — Institutional Class	21.11%
	Thrivent Large Cap Stock Fund — Institutional Class	15.64%
	Thrivent Money Market Fund — Institutional Class	7.39%
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	6.96%
	Thrivent Real Estate Securities Fund — Institutional Class	37.88%
	Thrivent Large Cap Value Fund — Institutional Class	10.48%
	Thrivent Partner Intl. Stock Fund — Institutional Class	20.88%
	Thrivent Small Cap Stock Fund — Institutional Class	28.72%
	Thrivent Partner Small Cap Value Fund — Institutional Class	10.53%
	Thrivent Mid Cap Growth Fund — Institutional Class	30.22%
	Thrivent Partner Small Cap Growth Fund — Institutional Class	42.18%
	Thrivent High Yield Fund — Institutional Class	5.44%
	Thrivent Partner Mid Cap Value Fund — Institutional Class	18.05%
	Thrivent Equity Income Plus Fund — Institutional Class	15.02%

Thrivent Moderately Conservative Allocation Fund	Thrivent Mid Cap Stock Fund — Institutional Class	6.14%
	Thrivent Income Fund — Institutional Class	12.91%
	Thrivent Small Cap Stock Fund — Institutional Class	8.03%
	Thrivent Large Cap Growth Fund — Institutional Class	6.02%
	Thrivent Large Cap Value Fund — Institutional Class	9.88%
	Thrivent Small Cap Value Fund — Institutional Class	6.66%
	Thrivent Income Fund — Institutional Class	12.91%
	Thrivent Real Estate Securities Fund — Institutional Class	8.43%
	Thrivent High Yield Fund — Institutional Class	11.39%
	Thrivent Limited Maturity Bond Fund — Institutional Class	36.61%
	Thrivent Money Market Fund — Institutional Class	7.53%
	Thrivent Equity Income Plus Fund — Institutional Class	13.85%

Name	Fund	Percent Owned
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	10.94%
	Thrivent Mid Cap Value Fund — Institutional Class	11.65%
	Thrivent Partner International Stock Fund — Institutional Share	5.83%

Thrivent Financial for Lutherans	Thrivent Technology Fund — Institutional Class	94.64%
(EDSOP Accounts) c/o Jeff Bergsbaken	Thrivent Diversified Income Plus Fund — Institutional Class	8.10%
4321 N. Ballard Road	Thrivent Equity Income Plus Fund — Class A	7.46%
Appleton, WI 54919-0001	Thrivent Partner Worldwide Allocation Fund — Class A	64.99%
	Thrivent Limited Maturity Bond Fund — Class B	49.93%
	Thrivent Partner Small Cap Growth Fund — Class A	75.64%
	Thrivent Partner Worldwide Allocation — Institutional Class	23.55%
	Thrivent Partner Mid Cap Value Fund — Class A	50.30%

Mitra & Co.	Thrivent Core Bond Fund — Institutional Class	25.41%
FBO 6X
c/o Marshall & Ilsley Trust Company
11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638

Maril & Co.	Thrivent Municipal Bond Fund — Institutional Class	17.14%
FBO 6X
c/o M&I Trust Company
11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638

Lutheran Community Foundation	Thrivent Small Cap Stock Fund — Institutional Class	6.94%
625 Fourth Avenue South, Suite 1500 Minneapolis, MN 55415-1624	Thrivent Real Estate Securities Fund — Institutional Class	7.01%
	Thrivent Core Bond Fund — Institutional Class	59.66%

Metro Chicago Synod of ELCA 1420 Dickens Avenue Chicago, IL 60614-3004	Thrivent Diversified Income Plus Fund — Institutional Class	7.70%

National Financial Services Corp.	Thrivent Mid Cap Stock Fund — Institutional Class	21.61%
200 Liberty Street New York, NY 10281-1003	Thrivent Diversified Income Plus Fund — Institutional Class	64.29%
	Thrivent Large Cap Value Fund — Institutional Class	10.76%
	Thrivent Money Market Fund — Institutional Class	5.82%
	Thrivent Large Cap Stock Fund — Institutional Class	18.82%
	Thrivent Municipal Bond Fund — Institutional Class	80.05%
	Thrivent Aggressive Allocation Fund — Institutional Class	98.64%
	Thrivent Moderately Aggressive Allocation Fund — Institutional Class	96.66%

Name	Fund	Percent Owned
	Thrivent Moderate Allocation Fund — Institutional Class	82.35%
	Thrivent Moderately Conservative Allocation Fund — Institutional Share	78.17%
	Thrivent Partner Small Cap Value Fund — Institutional Class	34.66%
	Thrivent Partner International Stock Fund — Institutional Class	12.68%
	Thrivent Mid Cap Growth Fund — Institutional Class	23.48%
	Thrivent Limited Maturity Bond Fund — Institutional Class	12.14%
	Thrivent Balanced Fund — Institutional Class	95.98%

Thrivent Financial for Lutherans c/o Linda Mae Johnson IRA 504 W Brookshire Ave. Orange, CA 92865-2102	Thrivent Core Bond Fund — Class B	5.15%

Thrivent Financial Bank Katherine H. Bennett Trustee Bennett Family Trust 26708 Osborn Road Bay Village, Ohio 44140-2441	Thrivent Money Market Fund — Class B	8.71%

Linda M Suss 2016 Via Mariposa West, B Laguna Woods, CA 92637-2254	Thrivent Money Market Fund — Class B	5.93%

Thrivent Financial Bank c/o F. Young Willingham 10083 West Geddes Circle Littleton, CO 80127-3453	Thrivent Money Market Fund — Class B	8.11%

Community Foundation of the Upper Peninsula 2500 7th Avenue South Suite 103 Escanaba, MI 49829-1176	Thrivent Moderate Allocation Fund — Institutional Class	5.66%

Jordan Evangelical Lutheran Church 1642 South 77th Street Milwaukee, WI 93214-4635	Thrivent Moderately Conservative Allocation Fund — Institutional Class	5.30%

Christ Lutheran Church 1125 Mahoning Street Milton, PA 17847-7746	Thrivent Moderately Conservative Allocation Fund — Institutional Class	5.33%

Messiah Lutheran Church 503 Lafayettee Avenue Mounds View, WV 26041-1953	Thrivent Diversified Income Plus Fund — Institutional Class	5.08%

Management Ownership

As of February 2, 2009, the officers and Trustees as a group owned less than 1% of a Fund’s share Class.

Material Transactions with Independent Trustees.

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS

Investment Adviser

The Funds’ investment adviser Thrivent Asset Mgt. was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company and is an indirect wholly owned subsidiary of Thrivent Financial.

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is the investment adviser for each of the Funds. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”

Investment decisions for each of the Funds (except for Thrivent Partner Small Cap Growth Fund (excluding the portion that may be managed by Thrivent Asset Mgt), Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner Worldwide Allocation Fund (excluding the portion invested in U.S. securities) and Thrivent Partner International Stock Fund (collectively, the “Subadvised Funds”)) are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of each of the Fund’s investments (except for the investments of the Subadvised Funds that are not managed, as noted above, by Thrivent Asset Mgt.) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Thrivent Asset Mgt. Portfolio Managers

Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers

The following table provides information relating to other accounts managed by the Thrivent Asset Mgt. portfolio managers as of October 31, 2008 (unless otherwise noted):

	Other Registered Investment Companies (1)			Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed		# of Accounts Managed	Assets Managed
Russell W. Swansen	4	$4,313,773,074		0	$0
David C. Francis	5	$4,315,294,302		0	$0
Mark L. Simenstad	6	$4,371,877,701	[2]	0	$0
Darren M. Bagwell	1	$27,053,628		1	$86,359,184
David A. Maule	1	$315,764,196		2	$77,817,582
Kevin R. Brimmer	7	$853,506,730	[3]	3	$62,846,130	[4]
Andrea J. Thomas	2	$390,865,150		0	$0
Brian J. Flanagan	1	$385,963,578		1	$44,068,256
Scott A. Vergin	3	$1,545,476,916		3	$273,750,961
Matthew D. Finn	2	$1,003,724,015		5	$277,623,901
Reginald L. Pfeifer	1	$184,025,556	[5]	2	$151,925,059	[5]
Michael G. Landreville	3	$1,258,636,652		2	$222,641,460
Gregory R. Anderson	2	$990,139,701		1	$5,619,982,663
Paul J. Ocenasek	2	$666,902,900	[6]	0	$0
David R. Spangler	2	$49,487,490	[5]	3	$59,672,868	[5]
Stephen D. Lowe	1	$1,081,718,175		1	$1,472,908,438
Janet I. Grangaard	0	$0		0	$0
William D. Stouten	2	$3,178,705,598		3	$1,856,598,413

None of the Thrivent Asset Mgt. portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

(1)

The “Other Registered Investment Companies” represent (a) series of Thrivent Series Fund, Inc., which have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed, and (b) Thrivent Financial Securities Lending Trust, in the case of William D. Stouten.

(2)	As of December 31, 2008, the Assets Managed totaled $4,292,910,285.
(3)	As of December 31, 2008, the Assets Managed totaled $779,759,838.
(4)	As of December 31, 2008, the Assets Managed totaled $59,672,868.
(5)	Assets Managed are as of December 31, 2008.
(6)	As of December 31, 2008, the Assets Managed totaled $655,186,154.

Compensation

Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative pre-tax performance of each fund or account managed by the portfolio manager measured for one- and three-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Funds

The following table provides information as of October 31, 2008 on the dollar range of beneficial ownership by each portfolio manager for each Fund he or she manages. Dollar values disclosed with respect to the Thrivent Real Estate Securities Fund/Portfolio, the Thrivent Equity Income Plus Fund/Portfolio and the Thrivent Diversified Income Plus Fund/Portfolio are as of December 31, 2008.

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Russell W. Swansen	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	Thrivent Aggressive Allocation Portfolio	$0	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0

David C. Francis	Thrivent Aggressive Allocation Fund	$50,001- $100,000	Thrivent Aggressive Allocation Portfolio	$100,001- $500,000	$100,001- $500,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Partner Worldwide Allocation Fund	$0	Thrivent Partner Worldwide Allocation Portfolio	$0

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Mark L. Simenstad	Thrivent Aggressive Allocation Fund	$0	Thrivent Aggressive Allocation Portfolio	$0	$100,001- $500,000[3]
	Thrivent Moderately Aggressive Allocation Fund	$100,001-$500,000	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Diversified Income Plus Fund	$50,001-$100,000	Thrivent Diversified Income Plus Portfolio	$0

Darren M. Bagwell	Thrivent Technology Fund	$0	Thrivent Technology Portfolio	$0	$100,001- $500,000
	Thrivent Balanced Fund	$0

David A. Maule	Thrivent Small Cap Stock Fund	$0	Thrivent Small Cap Stock Portfolio	$100,001-$500,000	$100,001- $500,000

Kevin R. Brimmer	Thrivent Partner Small Cap Growth Fund	$0	Thrivent Partner Small Cap Growth Portfolio	$0	$100,001- $500,000[3]
	Thrivent Small Cap Index Fund	$0	Thrivent Small Cap Index Portfolio	$0
	Thrivent Mid Cap Index Fund	$0	Thrivent Mid Cap Index Portfolio	$0
	Thrivent Large Cap Index Fund	$0	Thrivent Large Cap Index Portfolio	$0
	Thrivent Equity Income Plus Fund	$0	Thrivent Equity Income Plus Portfolio	$0
			Thrivent Balanced Portfolio	$0
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0

Andrea J. Thomas	Thrivent Mid Cap Growth Fund	$10,001-$50,000	Thrivent Mid Cap Growth Portfolio Thrivent Mid Cap Growth Portfolio II	$0	$100,001- $500,000

Brian J. Flanagan	Thrivent Mid Cap Stock Fund	$50,001-$100,000	Thrivent Mid Cap Stock Portfolio	$1-$10,000	$100,001- $500,000

Scott A. Vergin	Thrivent Large Cap Growth Fund	$100,001-$500,000	Thrivent Large Cap Growth Portfolio	$100,001-$500,000	Over $1,000,000
	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Growth Portfolio II	$0
			Thrivent Large Cap Stock Portfolio	$0

Matthew D. Finn	Thrivent Large Cap Value Fund	$100,001-$500,000	Thrivent Large Cap Value Portfolio	$0	$100,001- $500,000
	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0

Reginald L. Pfeifer	Thrivent Real Estate Securities Fund	$0	Thrivent Real Estate Securities Portfolio	$0	$0[4]

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Michael G. Landreville	Thrivent Balanced Fund	$0	Thrivent Balanced Portfolio	$0	$100,001- $500,000
			Thrivent Bond Index Portfolio	$0
	Thrivent Core Bond Fund	$0
	Thrivent Limited Maturity Bond Fund	$50,001-$100,000	Thrivent Limited Maturity Bond Portfolio	$0

Gregory R. Anderson	Thrivent Balanced Fund	$0			$100,001- $500,000
	Thrivent Core Bond Fund	$0
	Thrivent Limited Maturity Bond Fund	$0	Thrivent Limited Maturity Bond Portfolio	$0

Paul J. Ocenasek	Thrivent High Yield Fund	$0	Thrivent High Yield Portfolio	$50,001-$100,000	$100,001- $500,000[3]
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0

David R. Spangler	Thrivent Diversified Income Plus Fund	$1- $10,000	Thrivent Diversified Income Plus Portfolio	$0	$50,001- $100,000[4]
	Thrivent Equity Income Plus Fund	$1- $10,000	Thrivent Equity Income Plus Portfolio	$0

Stephen D. Lowe	Thrivent Income Fund	$10,001-$50,000	Thrivent Income Portfolio	$0	$100,001- $500,000

Janet I. Grangaard	Thrivent Municipal Bond Fund	$100,001-$500,000			Over $1,000,000

William D. Stouten	Thrivent Money Market Fund	$1-$10,000	Thrivent Money Market Portfolio	$0	$100,001- $500,000

(1)

Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.

(2)	Ownership in Fund Complex includes investments in Thrivent Mutual Funds and Thrivent Series Fund, Inc.

(3)	As of October 31, 2008 and December 31, 2008.

(4)	As of December 31, 2008.

Investment Subadvisers

Thrivent Asset Mgt. has engaged the following subadvisers for Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner International Stock Fund and, to the extent invested in non-U.S. securities, Thrivent Partner Worldwide Allocation Fund. Investment decisions for those Funds are made by the subadvisers, subject to the overall direction of the Board of Trustees and Thrivent Asset Mgt.

Thrivent Partner Small Cap Growth Fund

Investment decisions for the Thrivent Partner Small Cap Growth Fund are made by Turner Investment Partners, Inc. (“Turner”). Thrivent Asset Mgt. may also manage a portion of the Fund.

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act.

As of December 31, 2008, Turner managed approximately $15.4 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Turner Portfolio Managers

Other Accounts Managed by the Turner Portfolio Managers

The following table provides information relating to other accounts managed by the Turner portfolio managers as of October 31, 2008:

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
William C. McVail (Lead Manager)	Registered Investment Companies:	8	$831 million	1	$35 million
	Other Pooled Investment Vehicles:	10	$87 million	0	$0
	Other Accounts:	51	$2.5 billion	4	$262 million

Jason D. Schrotberger (Co-Manager)	Registered Investment Companies:	14	$2.6 billion	1	$24 million
	Other Pooled Investment Vehicles:	31	$298 million	3	$24 million
	Other Accounts:	57	$2.1 billion	5	$333 million

Rick Wetmore (Co-Manager)	Registered Investment Companies:	4	$340 million	0	$0
	Other Pooled Investment Vehicles:	6	$30 million	0	$0
	Other Accounts:	42	$1.5 billion	4	$262 million

Compensation

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Ownership in the Fund

None of the Turner portfolio managers own shares of the subadvised Fund.

Thrivent Partner Small Cap Value Fund

Investment decisions for Thrivent Partner Small Cap Value Fund are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Fund. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $276.3 billion of total assets under management as of December 31, 2008.

T. Rowe Price Portfolio Managers

Thrivent Partner Small Cap Value Fund is managed by an Investment Advisory Committee chaired by Preston G. Athey.

Other Accounts Managed by Mr. Athey.

The following table provides information relating to other accounts managed by Mr. Athey as of October 31, 2008.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	6	$5,785.0 million
• other pooled investment vehicles:	1	$6.1 million
• other accounts:	9	$509.3 million

None of the accounts listed above have performance-based advisory fees.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Small-Cap Core Funds), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring T. Rowe Price’s younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), Luxembourg SICAVs, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Ownership in the Portfolios

Mr. Athey does not own shares of the subadvised Fund.

Thrivent Partner Mid Cap Value Fund

Investment decisions for Thrivent Partner Mid Cap Value Fund are made by Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, which Thrivent Financial has engaged as investment subadviser for the Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $711.9 billion.

GSAM Portfolio Managers

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the members of the Value Team as of October 31, 2008.

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets of with Advisory Fee Based on Performance (in $ millions)
Dolores Bamford	Registered investment companies	48	10,620.84	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	230	9,502.87	3	158.3

David L. Berdon	Registered investment companies	41	9,350.13	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	214	8,589.86	3	158.3

Andrew Braun	Registered investment companies	41	9,350.13	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	214	8,589.86	3	158.3

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets of with Advisory Fee Based on Performance (in $ millions)
Sean A. Butkus	Registered investment companies	41	9,350.13	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	214	8,589.86	3	158.3

Scott Carroll	Registered investment companies	48	10,620.84	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	230	9,502.87	3	158.3

J. Kelly Flynn	Registered investment companies	8	6,824.54	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	46	2,741.03	1	103

Sean Gallagher	Registered investment companies	41	9,350.13	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	214	8,589.86	3	158.3

Eileen Rominger	Registered investment companies	41	9,350.13	—	—
	Other pooled investment vehicles	3	191.29	3	191.29
	Other accounts	214	8,589.86	3	158.3

Compensation

The compensation package for the Value Team portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by a three-year period of investment performance. The following criteria are considered:

•	Individual performance (relative, absolute)

•	Team Performance (relative, absolute)

•	Consistent performance that aligns with clients’ objectives

•	Achievement of top rankings (relative and competitive)

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership of the Portfolio

None of the Value Team members own shares of the subadvised Fund.

Thrivent Partner Worldwide Allocation Fund

Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2008, Mercator managed approximately $6.6 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a directly wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $198.3 billion in assets under management as of December 31, 2008. Aberdeen is located at One Bow Churchyard, London, England EC4M9HH and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $158.42 billion in assets as of December 31, 2008 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. Victory is located at 127 Public Square, Cleveland, OH 44114 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2008 Victory managed approximately $46.555 billion in assets. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of September 30, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $711.9 billion.

Mercator Portfolio Managers

Other Accounts Managed by Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of October 31, 2008.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	5	$692.1 million
• other pooled investment vehicles:	2	$1,867.2 million
• other accounts:	26	$3,629.0 million

One of the “other accounts” listed above has a performance-based advisory fee and has assets of $65.1 million.

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation. Mr. Chaney and Mr. Spano are also offered an attractive retirement savings plan.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Ownership of the Fund

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Fund.

Principal Portfolio Managers

Other Accounts Managed by Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal Portfolio Managers as of October 31, 2008.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 8	$ $ $	1,312.7 million 93.4 million 1,014.4 million

Steve Larson	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 8	$ $ $	1,314.7 million 95.9 million 1,014.4 million

None of the accounts listed above has a performance-based advisory fee.

Compensation

Principal offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market, and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal’s annual performance score.

Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate. Performance versus peers is measured for a period of up to three years (or shorter if the portfolio manager has managed the applicable portfolio for a period of less than three years).

Certain employees of Principal, which is a wholly owned subsidiary of Principal Financial Group, are eligible to participate in an Employee Stock Purchase Plan that allows the employees to purchase company stock at a 15% discount each quarter. In addition, through a 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Ownership of the Fund

Neither Mr. Pihlblad nor Mr. Larson own shares of the subadvised Fund.

Aberdeen Portfolio Manager

Other Accounts Managed by Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Devan Kaloo as of October 31, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets of with Advisory Fee Based on Performance (in $ millions)
• registered investment companies:	1	$90.45 million	—	—
• other pooled investment vehicles:	9	$3.1 billion	1	$544.96
• other accounts:	36	$4.0 billion	4	47.80

Compensation

Aberdeen compensates its portfolio managers for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance. A portion of the bonus is typically paid in the form of stock of the advisory organization with a three-year vesting period.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.

Ownership of the Fund

Mr. Kaloo does not own shares of the subadvised Fund.

Victory Portfolio Manager

Other Accounts Managed by Victory Portfolio Manager

The following table provides information about the other accounts managed by Margaret Lindsay as of October 31, 2008.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	1	$22.0 million
• other pooled investment vehicles:	9	$141.5 million
• other accounts:	17	$437.3 million

None of the accounts listed above has a performance-based advisory fee.

Compensation

Victory’s compensation package for investment professionals includes a combination of base salary, annual cash bonus, and long-term deferred compensation. Bonuses are based on investment performance incentives and by the incremental growth in revenue of their respective strategies. Long-term compensation is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies.

Conflicts of Interest

Portfolio managers at Victory typically manage multiple portfolios. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in the composite and are, therefore, monitored for deviation via monthly composite reporting.

Ownership of the Fund

Ms. Lindsay does not own shares of the subadvised Fund.

GSAM Portfolio Managers

Other Accounts Managed by GSAM Portfolio Managers

The following table provides information about the other accounts managed by the GSAM portfolio managers as of October 31, 2008.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance		Total Assets with Advisory Fee Based on Performance
Samuel Finkelstein	Registered Investment Companies:	5	$307 million	0		$0
	Other Pooled Investment Vehicles:	6	$2,063 million	0	[1]	$61 million
	Other Accounts	78	$38,608 million	19		$5,027 million

Ricardo Penfold	Registered Investment Companies:	5	$307 million	0		$0
	Other Pooled Investment Vehicles:	6	$2,063 million	0	[1]	$61 million
	Other Accounts	78	$38,608 million	19		$5,027 million

Owi Ruivivar, Ph.D	Registered Investment Companies:	5	$307 million	0		$0
	Other Pooled Investment Vehicles:	6	$2,063 million	0	[1]	$61 million
	Other Accounts	78	$38,608 million	19		$5,027 million

[1]	Please note that the assets of one investor in one of these pooled investment vehicles are subject to a performance-based advisory fee.

Please note that all of GSAM’s fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with the general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed above the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

Compensation

GSAM’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Funds and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership of the Fund

Messrs. Finkelstein and Penfold and Ms. Ruivivar do not own shares of the subadvised Fund.

Thrivent Partner International Stock Fund

Investment decisions for Thrivent Partner International Stock Fund are made by Mercator Asset Management LP (“Mercator”) and Principal Global Advisors, LLC (“Principal”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2008, Mercator managed approximately $6.6 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392, and subadvises a portion of the Thrivent Partner International Stock Fund. Principal is a directly wholly-owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $198.3 billion in assets under management as of December 31, 2008.

Mercator Portfolio Managers

Other Accounts Managed by Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of October 31, 2008.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	5	$692.1 million
• other pooled investment vehicles:	2	$1,867.2 million
• other accounts:	26	$3,629.0 million

One of the “other accounts” listed above has a performance-based advisory fee and has assets of $65.1 million.

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation. Mr. Chaney and Mr. Spano are also offered an attractive retirement savings plan.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Ownership of the Portfolio

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Fund.

Principal Global Investors, LLC Portfolio Managers

Other Accounts Managed by Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal portfolio managers as of October 31, 2008.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 8	$ $ $	1,312.7 million 93.4 million 1,014.4 million

Steve Larson	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 8	$ $ $	1,314.7 million 95.9 million 1,014.4 million

None of the accounts listed above have performance-based advisory fees.

Compensation

Principal offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market, and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal’s annual performance score.

Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate. Performance versus peers is measured for a period of up to three years (or shorter if the portfolio manager has managed the applicable portfolio for a period of less than three years).

Certain employees of Principal, which is a wholly owned subsidiary of Principal Financial Group, are eligible to participate in an Employee Stock Purchase Plan that allows the employees to purchase company stock at a 15% discount each quarter. In addition, through a 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Ownership of the Portfolio

Neither Mr. Pihlblad nor Mr. Larson own shares of the subadvised Fund.

Affiliated Persons

The following officers of Thrivent Asset Mgt., the Funds’ investment adviser, are affiliated with the Trust:

Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
Russell W. Swansen	President	Elected Manager and President
David S. Royal	Secretary and Chief Legal Officer	General Counsel and Secretary
Katie S. Kloster	Vice President and Chief Compliance Officer	Chief Compliance Officer and Vice President
Janice M. Guimond	Vice President	Vice President

The Advisory and Subadvisory Agreements

The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Advisory Fees

The advisory contract between Thrivent Asset Mgt. and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Thrivent Aggressive Allocation Fund
First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Thrivent Moderately Aggressive Allocation Fund
First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Thrivent Moderate Allocation Fund
First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Thrivent Moderately Conservative Allocation Fund
First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Thrivent Technology Fund
All assets:	0.750%

Thrivent Real Estate Securities Fund
First $500 million:	0.800%
Over $500 million:	0.750%

Thrivent Partner Small Cap Growth Fund
First $500 million:	0.900%
Over $500 million:	0.800%

Thrivent Small Cap Value Fund
All assets:	0.700%

Thrivent Small Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Small Cap Index Fund
All assets:	0.250%

Thrivent Mid Cap Growth Fund
First $100 million:	0.450%
Next $150 million:	0.400%
Next $250 million:	0.350%
Next $500 million:	0.300%
Over $1 billion:	0.250%

Thrivent Partner Mid Cap Value Fund
First $250 million:	0.750%
Over $250 million:	0.700%

Thrivent Mid Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Index Fund
All assets:	0.250%

Thrivent Partner Worldwide Allocation Fund
First $250 million:	0.900%
Over $250 million:	0.850%

Thrivent Partner International Stock Fund
First $50 million:	0.650%
Over $50 million:	0.600%

Thrivent Large Cap Growth Fund
First $500 million:	0.750%
Next $500 million:	0.700%
Next $1.5 billion:	0.650%
Next $2.5 billion:	0.600%
Over $5 billion:	0.575%

Thrivent Large Cap Value Fund
All assets:	0.450%

Thrivent Large Cap Stock Fund
First $500 million:	0.650%
Next $500 million:	0.575%
Next $1 billion:	0.500%
Next $500 million:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Large Cap Index Fund
All assets:	0.250%

Thrivent Equity Income Plus Fund
First $250 million:	0.650%
Over $250 million:	0.600%

Thrivent Balanced Fund
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent High Yield Fund
First $500 million:	0.400%
Next $500 million:	0.350%
Over $1 billion:	0.300%

Thrivent Diversified Income Plus Fund
All assets:	0.550%

Thrivent Municipal Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.350%
Next $2.5 billion:	0.325%
Over $5 billion:	0.300%

Thrivent Income Fund
First $500 million:	0.350%
Next $500 million:	0.325%
Over $1 billion:	0.300%

Thrivent Core Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.375%
Next $2.5 billion:	0.350%
Over $5 billion:	0.325%

Thrivent Limited Maturity Bond Fund
First $500 million:	0.300%
Next $500 million:	0.275%
Over $1 billion:	0.250%

Thrivent Money Market Fund
First $500 million:	0.500%
Next $250 million:	0.400%
Next $250 million:	0.350%
Next $1.5 billion:	0.325%
Next $2.5 billion:	0.300%
Over $5 billion:	0.275%

As of March 1, 2009, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Thrivent Partner Small Cap Value Fund	0.10%	—	2/28/2010
Thrivent Core Bond Fund	0.10%	—	2/28/2010
Thrivent Money Market Fund	0.20%	0.10%	2/28/2010

As of March 1, 2009, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Thrivent Aggressive Allocation Fund	0.55%	—	2/28/2010
Thrivent Moderately Aggressive Allocation Fund	0.52%	—	2/28/2010
Thrivent Moderate Allocation Fund	0.51%	—	2/28/2010
Thrivent Moderately Conservative Allocation Fund	0.48%	—	2/28/2010
Thrivent Technology Fund	1.47%	—	2/28/2010
Thrivent Real Estate Securities Fund	1.25%	—	2/28/2010
Thrivent Small Cap Index Fund	0.95%	N/A	2/28/2010
Thrivent Partner Mid Cap Value Fund	1.25%	—	2/28/2010
Thrivent Mid Cap Index Fund	0.60%	N/A	2/28/2010
Thrivent Partner Worldwide Allocation Fund	1.30%	0.95%	2/28/2010
Thrivent Large Cap Growth Fund	1.17%	—	2/28/2010
Thrivent Large Cap Index Fund	0.60%	N/A	2/28/2010
Thrivent Equity Income Plus Fund	1.15%	0.80%	2/28/2010

Underlying Fund investments may include investments of temporary cash into an affiliated money market fund and/or investments in unaffiliated exchange traded funds or other unaffiliated investment companies. The waivers or reimbursements presented in the two tables above do not apply to the fees and expenses related to these underlying Fund investments.

The following table shows the total dollar amounts for investment advisory services each Fund paid during its past three fiscal years to its investment adviser (before giving effect to any expense reimbursements).

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$580,139	$450,214	$182,283
Thrivent Moderately Aggressive Allocation Fund	$1,285,287	$989,424	$388,254
Thrivent Moderate Allocation Fund	$1,256,930	$942,914	$392,560
Thrivent Moderately Conservative Allocation Fund	$529,868	$340,585	$143,391
Thrivent Technology Fund	$257,449	$323,667	$357,908
Thrivent Real Estate Securities Fund[1]	$767,789	$659,948	$375,914
Thrivent Partner Small Cap Growth Fund	$760,115	$519,806	$256,250
Thrivent Partner Small Cap Value Fund	$1,014,737	$1,017,708	$797,759
Thrivent Small Cap Stock Fund	$3,224,071	$3,721,147	$3,592,513
Thrivent Small Cap Index Fund	$91,925	$120,317	$122,950
Thrivent Mid Cap Growth Fund	$1,257,389	$1,357,280	$1,334,134
Thrivent Partner Mid Cap Value Fund	$473,742	$299,422	$150,151
Thrivent Mid Cap Stock Fund	$6,469,331	$7,602,198	$7,124,935
Thrivent Mid Cap Index Fund	$124,189	$155,913	$161,415
Thrivent Partner Worldwide Allocation Fund[2]	$567,190	N/A	N/A
Thrivent Partner International Stock Fund	$3,604,749	$3,876,547	$2,864,798
Thrivent Large Cap Growth Fund	$3,782,895	$3,448,259	$1,986,703
Thrivent Large Cap Value Fund	$2,726,346	$2,630,202	$2,011,008
Thrivent Large Cap Stock Fund	$14,667,711	$17,581,084	$18,007,504
Thrivent Large Cap Index Fund	$188,172	$233,991	$232,820
Thrivent Equity income Plus Fund[2,3]	$147,087	N/A	N/A
Thrivent Balanced Fund	$1,526,279	$1,847,137	$2,038,524
Thrivent High Yield Fund	$2,253,527	$2,372,244	$2,413,104
Thrivent Diversified Income Plus Fund[4]	$852,662	$1,022,485	$681,504
Thrivent Municipal Bond Fund	$4,900,198	$4,944,427	$5,134,080
Thrivent Income Fund	$2,636,675	$2,494,561	$2,136,287
Thrivent Core Bond Fund	$1,605,129	$1,674,364	$1,952,267
Thrivent Limited Maturity Bond Fund	$1,436,964	$1,018,425	$655,263
Thrivent Money Market Fund	$6,327,557	$5,652,340	$4,571,049

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4

For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, the Fund paid $129,076 (before giving effect to any expense reimbursements) to its investment adviser for investment advisory services.

The next table shows the total expenses reimbursed with respect to the Funds for the last three fiscal years.

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$601,354	$902,092	$865,539
Thrivent Moderately Aggressive Allocation Fund	$845,054	$1,617,974	$1,527,132
Thrivent Moderate Allocation Fund	$449,572	$1,223,278	$1,478,157

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Moderately Conservative Allocation Fund	$316,910	$527,951	$610,615
Thrivent Technology Fund	$199,296	$212,676	$248,362
Thrivent Real Estate Securities Fund[1]	$71,876	$187,836	$509,321
Thrivent Partner Small Cap Growth Fund	$14,055	$124,322	$231,376
Thrivent Partner Small Cap Value Fund	$166,404	$255,846	$590,106
Thrivent Small Cap Stock Fund	$87,065	$112,770	$98,186
Thrivent Small Cap Index Fund	$94,081	$62,063	$69,934
Thrivent Mid Cap Growth Fund	$101,583	$54,024	$50,992
Thrivent Partner Mid Cap Value Fund	$28,076	$155,129	$304,513
Thrivent Mid Cap Stock Fund	$78,096	$130,045	$116,255
Thrivent Mid Cap Index Fund	$203,842	$57,027	$66,709
Thrivent Partner Worldwide Allocation Fund[2]	$211,478	N/A	N/A
Thrivent Partner International Stock Fund	$37,705	$24,819	$36,846
Thrivent Large Cap Growth Fund	$495,900	$1,411,276	$2,147,728
Thrivent Large Cap Value Fund	$43,938	$67,280	$85,912
Thrivent Large Cap Stock Fund	$265,935	$311,372	$374,227
Thrivent Large Cap Index Fund	$251,322	$260,452	$290,389
Thrivent Equity income Plus Fund[2,3]	$70,804	N/A	N/A
Thrivent Balanced Fund	$70,178	$56,317	$64,984
Thrivent High Yield Fund	$87,264	$122,224	$116,942
Thrivent Diversified Income Plus Fund[4]	$76,272	$337,904	$212,977
Thrivent Municipal Bond Fund	$13,757	$24,117	$32,936
Thrivent Income Fund	$88,439	$126,177	$142,481
Thrivent Core Bond Fund	$353,713	$78,099	$85,736
Thrivent Limited Maturity Bond Fund	$65,228	$45,175	$27,048
Thrivent Money Market Fund	$2,915,095	$2,416,101	$1,697,072

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4	For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, $39,863 was reimbursed to the Fund.

Subadvisory Fees

Thrivent Asset Mgt. pays Turner an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Small Cap Growth Fund. The fee payable is equal to 0.65% of the first $100 million of average daily net assets managed by Turner and 0.60% of all of the average daily net assets managed by Turner in excess of $100 million. For purposes of calculating this breakpoint, the average daily net assets managed by Turner are aggregated with the average daily net assets of the portion of the Thrivent Partner Small Cap Growth Portfolio managed by Turner. This Portfolio is a series of Thrivent Series Fund, Inc. Turner was paid $93,061 for its subadvisory services in the year ended October 31, 2006, $190,081 for the year ended October 31, 2007 and $360,424 for the year ended October 31, 2008.

Thrivent Asset Mgt. pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Small Cap Value Fund. The fee payable is equal to 0.60% of Thrivent Partner Small Cap Value Fund’s average daily net assets. T. Rowe Price was paid $683,793 for its subadvisory services in the year ended October 31, 2006, $872,321 for the year ended October 31, 2007 and $869,775 for the year ended October 31, 2008.

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of the first $250 million of the average daily net assets managed by GSAM and 0.45% of average daily net assets managed by GSAM in excess of $250 million. GSAM was paid $99,468 for these subadvisory services in the year ended October 31, 2006, $199,615 for the year ended October 31, 2007 and $315,464 for the year ended October 31, 2008.1

Thrivent Asset Mgt pays Mercator an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund. The fee payable is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million of average daily net assets, 0.55% of the next $25 million of average daily net assets, 0.50% of the next $225 million of average daily net assets, 0.40% of the next $200 million of average daily net assets and 0.20% of average daily net assets over $500 million. Thrivent Asset Mgt. paid Mercator the following amounts for its subadvisory services during the last three years: $1,099,170 for the year ended October 31, 2006, $1,180,186 for the year ended October 31, 2007 and $1,101,438 for the year ended October 31, 2008.2

Thrivent Asset Mgt. pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million of average daily net assets and 0.25% of the average daily net assets over $1.0 billion. Principal was paid $721,193 for its subadvisory services in the year ended October 31, 2007 and $1,009,558 the year ended October 31, 2008.2

Thrivent Asset Mgt. pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.85% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by Aberdeen; 0.72% of the next $50 million of the Fund’s average daily net assets managed by Aberdeen; and 0.68% of all of the Fund’s average daily net assets managed by Aberdeen in excess of $100 million. Aberdeen was paid $64,493 for its subadvisory services for the year ended October 31, 2008.3

Thrivent Asset Mgt. pays Victory an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.95% of the first $25 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by Victory; 0.85% of the next $75 million of the Fund’s average daily net assets managed by Victory; and 0.80% of all of the Fund’s average daily net assets managed by Victory in excess of $100 million. Victory was paid $83,591 for its subadvisory services for the year ended October 31, 2008.4

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.55% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by GSAM; 0.50% of the next $200 million of the Fund’s average daily net assets managed by GSAM; and 0.45% of all of the Fund’s average daily net assets managed by GSAM in excess of $250 million. GSAM was paid $35,934 for these subadvisory services for the year ended October 31, 2008.4

[1]

For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Mid Cap Value Fund are aggregated with the average daily net assets of the Thrivent Partner Mid Cap Value Portfolio, a series of the Thrivent Series Fund, Inc., for which GSAM also acts as subadviser.

[2]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio, both series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

[3]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio, both series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

[4]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

Code of Ethics

The Trust, Thrivent Asset Mgt. and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Mgt. Those policies, and the proxy voting policies of each subadviser, are included in Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-4836. You may also review this information at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov)

UNDERWRITING AND DISTRIBUTION SERVICES

The Funds’ principal underwriter and distributor, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), is a Delaware corporation organized in 1986. Thrivent Investment Mgt. is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Investment Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.” Under an amended Distribution Contract (the “Distribution Contract”), Thrivent Investment Mgt. is granted the right to sell shares of the Funds as agent for the Trust. Thrivent Investment Mgt. offers the Funds’ shares for sale on a continuous basis through its sales force and has agreed to use its best efforts to secure purchasers for the shares of the Funds.

The Distribution Contract was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on June 15, 1987 and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.

Underwriting Commissions

The Table below provides the total dollar amount of underwriting commissions received (none of which were retained) by Thrivent Investment Mgt. for the past three fiscal years of the Funds. Thrivent Investment Mgt. does not receive compensation in connection with redemptions and repurchases or brokerage commissions.

Underwriting Commissions

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$2,715,113	$2,883,093	$2,123,107
Thrivent Moderately Aggressive Allocation Fund	$6,567,171	$7,526,151	$4,947,022
Thrivent Moderate Allocation Fund	$5,848,150	$6,352,629	$5,704,451
Thrivent Moderately Conservative Allocation Fund	$2,601,183	$2,550,249	$1,414,206
Thrivent Technology Fund	$84,489	$106,545	$140,072
Thrivent Real Estate Securities Fund[1]	$50,529	$152,007	$127,543
Thrivent Partner Small Cap Growth Fund	$14,515	$17,296	$21,989
Thrivent Partner Small Cap Value Fund	$141,267	$231,633	$249,463
Thrivent Small Cap Stock Fund	$479,838	$629,814	$959,655
Thrivent Small Cap Index Fund	$74,083	$114,256	$166,580
Thrivent Mid Cap Growth Fund	$360,947	$420,467	$566,028
Thrivent Partner Mid Cap Value Fund	$17,081	$55,101	$25,671
Thrivent Mid Cap Stock Fund	$792,563	$1,125,609	$1,568,955
Thrivent Mid Cap Index Fund	$92,528	$148,877	$202,386
Thrivent Partner Worldwide Allocation Fund[2]	$117,748	N/A	N/A
Thrivent Partner International Stock Fund	$410,112	$653,568	$779,326
Thrivent Large Cap Growth Fund	$337,161	$431,220	$575,940
Thrivent Large Cap Value Fund	$274,276	$462,653	$532,855
Thrivent Large Cap Stock Fund	$2,354,815	$2,942,935	$3,784,101
Thrivent Large Cap Index Fund	$162,868	$234,459	$299,119
Thrivent Equity Income Plus Fund[2,3]	$71,951	N/A	N/A
Thrivent Balanced Fund	$288,213	$368,681	$524,019
Thrivent High Yield Fund	$630,021	$740,168	$865,592
Thrivent Diversified Income Plus Fund[4]	$358,003	$1,691,332	$532,619
Thrivent Municipal Bond Fund	$1,966,644	$1,907,772	$2,165,566
Thrivent Income Fund	$385,422	$413,058	$492,233
Thrivent Core Bond Fund	$280,943	$279,050	$412,298
Thrivent Limited Maturity Bond Fund	$—	$—	$—
Thrivent Money Market Fund	$6,243	$8,853	$1,094

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4

For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, Thrivent Investment Mgt. received $292,286 of underwriting commissions from the Fund with respect to Class A shares.

12b-1 Distribution Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A shares of each Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of:

•

paying compensation to registered representatives or other employees of the Thrivent Investment Mgt. who engage in or support distribution of the Funds; making payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell shares pursuant to Selling Agreements;

•	reimbursing expenses (including overhead and telephone expenses) of Thrivent Investment Mgt.;

•

providing training, marketing and support to dealers and others with respect to the sale of Fund shares; preparation, printing, and distribution of prospectuses, statements of additional information, and shareholder reports; organizing and conducting sales seminars and making payments in the form of transactional compensation or promotional incentives; receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; providing facilities to answer questions from prospective investors about the Funds, assisting investors in completing application forms and selecting dividend and other account options, and providing other reasonable assistance in connection with the distribution of the Funds; and

•

providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; the preparation, printing and distribution of sales literature; the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust; and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable.

The Trust and the Funds are authorized to engage in the activities listed above, and in other distribution and services activities, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the applicable Class A shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the initial shareholders of the Trust on September 13, 1988. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class A shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

In connection with the services to be provided by Thrivent Investment Mgt. under the Rule 12b-1 Plan, Class A shares of the Funds pay Thrivent Investment Mgt. an aggregate fee for distribution and shareholder servicing equal to an annual rate of no more than 0.25% (0.125% for Thrivent Limited Maturity Bond Fund and

Thrivent Money Market Fund) of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly. The following table shows the amount paid by the Funds to the distributor under the 12b-1 Plan for the most recent fiscal year and the manner in which this amount was spent.

		Expenditures:
Fund	12b-1 Fees Paid by the Fund	Compensation to Registered Representatives	Other
Thrivent Aggressive Allocation Fund	$822,883	$448,271	$414,491
Thrivent Moderately Aggressive Allocation Fund	$2,151,413	$1,169,938	$1,082,070
Thrivent Moderate Allocation Fund	$2,185,933	$1,182,985	$1,098,183
Thrivent Moderately Conservative Allocation Fund	$854,040	$457,093	$427,576
Thrivent Technology Fund	$87,912	$50,288	$45,143
Thrivent Real Estate Securities Fund	$31,866	$17,678	$15,641
Thrivent Partner Small Cap Growth Fund	$32,904	$18,302	$16,705
Thrivent Partner Small Cap Value Fund	$196,494	$109,976	$101,154
Thrivent Small Cap Stock Fund	$947,586	$536,185	$486,259
Thrivent Small Cap Index Fund	$91,925	$51,576	$47,206
Thrivent Mid Cap Growth Fund	$734,106	$417,135	$375,733
Thrivent Partner Mid Cap Value Fund	$25,520	$14,221	$13,014
Thrivent Mid Cap Stock Fund	$2,002,393	$1,138,772	$1,029,129
Thrivent Mid Cap Index Fund	$124,189	$69,815	$63,604
Thrivent Partner Worldwide Allocation Fund[1]	$39,302	$21,715	$19,455
Thrivent Partner International Stock Fund	$821,026	$467,510	$420,364
Thrivent Large Cap Growth Fund	$391,069	$221,152	$199,274
Thrivent Large Cap Value Fund	$737,699	$418,150	$378,906
Thrivent Large Cap Stock Fund	$6,374,009	$3,606,933	$3,266,301
Thrivent Large Cap Index Fund	$188,172	$106,097	$96,352
Thrivent Equity Income Plus Fund[1]	$8,155	$4,478	$4,003
Thrivent Balanced Fund	$554,693	$311,314	$283,618
Thrivent High Yield Fund	$1,143,916	$637,507	$584,640
Thrivent Diversified Income Plus Fund	$382,408	$209,217	$187,701
Thrivent Municipal Bond Fund	$2,958,126	$1,611,729	$1,507,089
Thrivent Income Fund	$1,051,540	$581,827	$536,380
Thrivent Core Bond Fund	$703,948	$390,073	$359,577
Thrivent Limited Maturity Bond Fund	$136,208	$74,889	$69,213
Thrivent Money Market Fund	$1,643,742	$883,568	$828,905

[1]	The Fund commenced operations on February 29, 2008.

Affiliated Persons

The following officers of Thrivent Investment Mgt., the Funds’ principal underwriter and distributor, are affiliated with the Trust:

Affiliated Person	Position with Trust	Position with Thrivent Investment Mgt.
Karl D. Anderson	Vice President	Vice President

Katie S. Kloster	Vice President Investment Company and Investment Adviser Chief Compliance Officer	Vice President

Brian W. Picard	Vice President and Anti-Money Laundering Officer	Director of FSO Compliance; Privacy and Anti-Money Laundering Officer

OTHER SERVICES

Custodian

The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for holding the Funds’ assets.

Transfer Agent

Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis.

Administration Contract

Up until January 1, 2009, Thrivent Asset Mgt. provided administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.02 percent of the Funds’ average daily net assets. Prior to January 1, 2006, Thrivent Investment Mgt., an affiliate of Thrivent Asset Mgt., provided these administrative services to the Funds.

As of January 1, 2009, Thrivent Asset Mgt. provides both administrative and accounting services to the Funds under one contract, an Administrative Services Agreement. Under this Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets for both administrative and accounting services.

The total dollar amounts paid to Thrivent Asset Mgt. (and its affiliated company, Thrivent Financial Investor Services) for administrative services for the last three fiscal years of the Funds are as follows:

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$77,352	$60,028	$24,305
Thrivent Moderately Aggressive Allocation Fund	$185,646	$138,373	$51,767
Thrivent Moderate Allocation Fund	$181,109	$130,957	$52,341
Thrivent Moderately Conservative Allocation Fund	$70,649	$45,411	$19,119
Thrivent Technology Fund	$6,865	$8,631	$9,544
Thrivent Real Estate Securities Fund[1]	$19,195	$16,499	$9,398
Thrivent Partner Small Cap Growth Fund	$16,891	$11,551	$5,694
Thrivent Partner Small Cap Value Fund	$28,993	$29,078	$22,793
Thrivent Small Cap Stock Fund	$96,125	$111,420	$107,462
Thrivent Small Cap Index Fund	$7,354	$9,625	$9,836
Thrivent Mid Cap Growth Fund	$61,934	$67,559	$66,236
Thrivent Partner Mid Cap Value Fund	$12,633	$7,985	$4,004
Thrivent Mid Cap Stock Fund	$196,336	$233,409	$217,500
Thrivent Mid Cap Index Fund	$9,935	$12,473	$12,913
Thrivent Partner Worldwide Allocation Fund[2]	$12,604	N/A	N/A
Thrivent Partner International Stock Fund	$119,325	$128,385	$94,660
Thrivent Large Cap Growth Fund	$101,307	$92,129	$52,979
Thrivent Large Cap Value Fund	$121,171	$116,898	$89,378
Thrivent Large Cap Stock Fund	$552,806	$681,382	$700,334
Thrivent Large Cap Index Fund	$15,054	$18,719	$18,625
Thrivent Equity Income Plus Fund[2,3]	$4,526	N/A	N/A
Thrivent Balanced Fund	$55,501	$67,169	$74,128
Thrivent High Yield Fund	$114,555	$121,271	$123,606
Thrivent Diversified Income Plus Fund[4]	$31,006	$37,181	$24,782

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Municipal Bond Fund	$237,154	$239,681	$250,519
Thrivent Income Fund	$154,565	$145,819	$123,771
Thrivent Core Bond Fund	$71,339	$74,416	$86,767
Thrivent Limited Maturity Bond Fund	$95,798	$67,895	$43,684
Thrivent Money Market Fund	$320,157	$278,605	$212,150

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4

For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, the Fund paid $4,694 to Thrivent Asset Mgt. and Thrivent Financial Investor Services for administrative services.

Accounting Services Agreement

Up until January 1, 2009, Thrivent Financial provided certain accounting and pricing services to the Funds. These services included calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Funds. Prior to January 1, 2006, Thrivent Financial, an affiliate of Thrivent Asset Mgt., provided these accounting services to the Funds.

As of January 1, 2009, Thrivent Asset Mgt. provides both accounting and administrative services to the Funds under one contract, an Administrative Services Agreement. Under this Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets for both accounting and administrative services.

The principal reason for having Thrivent Asset Mgt. provide these services is cost. Thrivent Asset Mgt. has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The payments for the past three fiscal years of the Funds are shown below.

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$24,000	$22,334	$14,336
Thrivent Moderately Aggressive Allocation Fund	$12,008	$30,674	$14,336
Thrivent Moderate Allocation Fund	$34,008	$30,674	$14,336
Thrivent Moderately Conservative Allocation Fund	$44,008	$20,674	$14,336
Thrivent Technology Fund	$18,000	$17,666	$15,996
Thrivent Real Estate Securities Fund[1]	$18,000	$18,000	$15,996
Thrivent Partner Small Cap Growth Fund	$21,996	$20,664	$15,004
Thrivent Partner Small Cap Value Fund	$24,996	$23,830	$18,000
Thrivent Small Cap Stock Fund	$47,004	$46,170	$41,666
Thrivent Small Cap Index Fund	$18,000	$17,332	$13,994
Thrivent Mid Cap Growth Fund	$33,996	$35,164	$41,004
Thrivent Partner Mid Cap Value Fund	$18,996	$18,164	$15,004
Thrivent Mid Cap Stock Fund	$78,000	$80,000	$88,834
Thrivent Mid Cap Index Fund	$18,996	$18,164	$14,004
Thrivent Partner World wide Allocation Fund[2]	$30,000	N/A	N/A
Thrivent Partner International Stock Fund	$54,000	$53,334	$50,004
Thrivent Large Cap Growth Fund	$32,004	$31,670	$30,000
Thrivent Large Cap Value Fund	$42,000	$42,500	$45,000

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Large Cap Stock Fund	$207,996	$223,330	$296,267
Thrivent Large Cap Index Fund	$20,004	$20,004	$20,004
Thrivent Equity Income Plus Fund[2,3]	$13,330	N/A	N/A
Thrivent Balanced Fund	$45,000	$45,000	$45,000
Thrivent High Yield Fund	$54,996	$59,664	$83,004
Thrivent Diversified Income Plus Fund[4]	$29,004	$29,004	$34,670
Thrivent Municipal Bond Fund	$90,996	$94,996	$114,996
Thrivent Income Fund	$60,996	$63,330	$75,000
Thrivent Core Bond Fund	$48,996	$50,996	$60,996
Thrivent Limited Maturity Bond Fund	$33,996	$32,496	$24,996
Thrivent Money Market Fund	$83,004	$83,336	$84,996

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4

For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, the Fund paid $5,834 to Thrivent Asset Mgt. for accounting services.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. and the subadvisers will use reasonable efforts to seek on behalf of the Funds the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. and the subadvisers will consider all factors it deems relevant, including:

(1)	the breadth of the market in and the price of the security,

(2)	the financial condition and execution capability of the broker or dealer, and

(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Asset Mgt., the subadvisers, or an affiliate of Thrivent Asset Mgt. or the subadvisers, exercises investment discretion. Thrivent Asset Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.

Certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.

Affiliated Transactions

GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.

Brokerage Commissions

The following table shows the amount of brokerage commissions the Funds paid in each of the past three fiscal years:

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	$390	$—	$—
Thrivent Moderately Aggressive Allocation Fund	$1,556	$—	$—
Thrivent Moderate Allocation Fund	$2,096	$—	$—
Thrivent Moderately Conservative Allocation Fund	$928	$—	$—
Thrivent Technology Fund	$283,046	$152,849	$190,386
Thrivent Real Estate Securities Fund[1]	$78,103	$106,269	$65,590
Thrivent Partner Small Cap Growth Fund[2]	$367,521	$142,254	$104,613
Thrivent Partner Small Cap Value Fund	$170,248	$121,235	$85,926
Thrivent Small Cap Stock Fund[3]	$2,795,011	$1,639,002	$1,218,362
Thrivent Small Cap Index Fund	$13,567	$6,988	$9,218
Thrivent Mid Cap Growth Fund	$590,647	$696,151	$1,317,057
Thrivent Partner Mid Cap Value Fund[4]	$136,777	$63,359	$28,187
Thrivent Mid Cap Stock Fund	$5,219,412	$4,995,947	$4,984,002
Thrivent Mid Cap Index Fund	$13,308	$6,189	$8,639
Thrivent Partner Worldwide Allocation Fund[5]	$176,059	N/A	N/A
Thrivent Partner International Stock Fund	$1,223,134	$1,606,471	$815,133
Thrivent Large Cap Growth Fund	$1,825,248	$1,507,150	$858,380
Thrivent Large Cap Value Fund	$611,088	$448,584	$417,247
Thrivent Large Cap Stock Fund	$4,927,602	$5,835,338	$4,452,722
Thrivent Large Cap Index Fund	$12,115	$8,435	$17,700
Thrivent Equity Income Plus Fund[5,6]	$69,219	N/A	N/A
Thrivent Balanced Fund	$335,584	$329,706	$659,430
Thrivent High Yield Fund	$9,924	$1,379	$1,432
Thrivent Diversified Income Plus Fund[7]	$125,912	$282,534	$121,147
Thrivent Municipal Bond Fund	$—	$—	$1,200
Thrivent Income Fund	$147,098	$102,223	$33,501
Thrivent Core Bond Fund	$80,786	$46,244	$24,476
Thrivent Limited Maturity Bond Fund	$66,693	$26,772	$3,764
Thrivent Money Market Fund	$—	$—	$—

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The increase in brokerage commissions for the fiscal year ended October 31, 2008 reflects the termination of an investment subadviser, which was effective May 2008.
3	The increase in brokerage commissions for the fiscal year ended October 31, 2008 reflects a portfolio manager change, which was effective June 2007.
4	Amount paid to affiliated broker-dealer was $5,728, $2,922 and $3,651 for the respective fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006.
5	The Fund commenced operations on February 29, 2008.
6	For the fiscal year ended December 31, 2008.
7	For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, the amount of brokerage commissions paid by the Fund was $25,430.

The table below indicates the total amount of brokerage commissions paid by each Fund to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended October 31, 2008 (unless noted otherwise). The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Fund Name	Commissions	Aggregate Transactions
Thrivent Aggressive Allocation Fund	$390	$390
Thrivent Moderately Aggressive Allocation Fund	$1,556	$1,556
Thrivent Moderate Allocation Fund	$2,096	$2,096
Thirvent Moderately Conservative Allocation Fund	$928	$928
Thrivent Technology Fund	$238,452	$129,829,962
Thrivent Real Estate Securities Fund[1]	$57,768	$65,321,632
Thrivent Partner Small Cap Growth Fund	$161,067	$125,206,812
Thrivent Partner Small Cap Value Fund	$66,677	$29,287,843
Thrivent Small Cap Stock Fund	$2,467,776	$1,853,908,996
Thrivent Small Cap Index Fund	$8,076	$6,196,771
Thrivent Mid Cap Growth Fund	$469,074	$349,278,312
Thrivent Partner Mid Cap Value Fund	$66,254	$49,432,789
Thrivent Mid Cap Stock Fund	$4,683,900	$3,917,533,500
Thrivent Mid Cap Index Fund	$7,525	$7,172,281
Thrivent Partner Worldwide Allocation Fund	$85,153	$71,818,652
Thrivent Partner International Stock Fund	$884,445	$601,001,336
Thrivent Large Cap Growth Fund	$1,695,228	$1,640,866,725
Thrivent Large Cap Value Fund	$548,376	$559,395,920
Thrivent Large Cap Stock Fund	$4,499,660	$4,695,165,583
Thrivent Large Cap Index Fund	$7,567	$8,803,853
Thrivent Equity Income Plus Fund[1]	$55,120	$64,490,975
Thrivent Balanced Fund	$254,563	$171,304,064
Thrivent High Yield Fund	$—	$—
Thrivent Diversified Income Plus Fund[1]	$122,301	$143,007,454
Thrivent Municipal Bond Fund	$—	$—
Thrivent Income Fund	$22,950	$13,148,463
Thrivent Core Bond Fund	$9,180	$5,259,385
Thrivent Limited Maturity Bond Fund	$7,380	$4,228,133
Thrivent Money Market Fund	$—	$—

[1]	For the fiscal year ended December 31, 2008.

Portfolio Turnover Rates

The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

Portfolio Turnover Rates

The following table shows the portfolio turnover rates for the Funds for the last three fiscal years:

Fund	10/31/2008	10/31/2007	10/31/2006
Thrivent Aggressive Allocation Fund	15%	15%	8%
Thrivent Moderately Aggressive Allocation Fund	20%	18%	10%
Thrivent Moderate Allocation Fund	17%	23%	10%
Thrivent Moderately Conservative Allocation Fund	19%	19%	5%
Thrivent Technology Fund	264%	112%	126%
Thrivent Real Estate Securities Fund[1]	49%	77%	70%
Thrivent Partner Small Cap Growth Fund	186%	98%	109%
Thrivent Partner Small Cap Value Fund	35%	34%	22%
Thrivent Small Cap Stock Fund	245%	112%	92%
Thrivent Small Cap Index Fund	29%	17%	16%
Thrivent Mid Cap Growth Fund	85%	84%	156%
Thrivent Partner Mid Cap Value Fund	100%	96%	43%
Thrivent Mid Cap Stock Fund	242%	188%	193%
Thrivent Mid Cap Index Fund	25%	16%	12%
Thrivent Partner Worldwide Allocation Fund[2]	47%	N/A	N/A
Thrivent Partner International Stock Fund	73%	111%	50%
Thrivent Large Cap Growth Fund	188%	168%	138%
Thrivent Large Cap Value Fund	49%	37%	45%
Thrivent Large Cap Stock Fund	93%	103%	67%
Thrivent Large Cap Index Fund	9%	5%	7%
Thrivent Equity Income Plus Fund[2,3]	114%	N/A	N/A
Thrivent Balanced Fund	176%	176%	215%
Thrivent High Yield Fund	51%	72%	63%
Thrivent Diversified Income Plus Fund[4]	114%	171%	170%
Thrivent Municipal Bond Fund	9%	7%	14%
Thrivent Income Fund	160%	236%	303%
Thrivent Core Bond Fund	344%	381%	394%
Thrivent Limited Maturity Bond Fund	113%	130%	145%
Thrivent Money Market Fund	N/A	N/A	N/A

1	For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.
2	The Fund commenced operations on February 29, 2008.
3	For the fiscal year ended December 31, 2008.
4	For the fiscal years ended December 31, 2008, December 31, 2007 and October 31, 2006. For the two-month period ended December 31, 2006, the Fund’s portfolio turnover rate was 16%.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchasing Shares

Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

•	check;

•	Federal Reserve or bank wire;

•	telephone;

•	Internet;

•	Automatic Bank Withdrawal Plan; and

•	automatic payroll deduction.

Use of checks, Federal Reserve or bank wire, telephone and the Internet to purchase additional shares is explained in the Fund’s prospectus.

Automatic Bank Withdrawal Plan

Under the program, funds may be withdrawn from the shareholder’s checking or savings account and invested in the Funds. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Automatic Payroll Deduction

Under the Automatic Payroll Deduction program, funds may be withdrawn from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder’s employer must permit and be qualified to conduct automatic payroll deductions. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Sales Charges

Purchases of Class A Fund shares (other than shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund) carry either an initial sales charge or, in certain limited cases, a contingent deferred sales charge. This is explained in the section of the Funds’ prospectus relating to such shares entitled, “Choosing Your Class of Shares,” which also lists ways to reduce or avoid sales charges on subsequent purchases.

In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

•

directors and regular full-time and regular part-time employees of Thrivent Financial and its subsidiaries and affiliates or their family members that share the same residential address as the director or employee;

•	members of Thrivent Financial’s sales force and their family members that share the same residential address as the sales force member; and

•	any trust, pension, profit-sharing or other benefit plan for such persons.

Thrivent Investment Mgt. may also, from time to time, waive or reduce the initial sales charge on certain Class A shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).

Employees

Regular part- and full-time employees of Thrivent Financial are persons who are defined as such by the Thrivent Financial Human Resources Policy Manual.

Restriction on Sale of Shares Purchased

Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.

Net Asset Value of Shares

The net asset value per share of each class is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value per share is determined by adding the market or appraised value of all portfolio securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

The market value of each Fund’s portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the “Exchange”) on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at the current bid price considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at the current bid price considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Asset Mgt. may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued at the current bid price considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

For all Funds other than Thrivent Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market. Foreign securities may also be priced on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Thrivent Money Market Fund

Securities held by Thrivent Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price Thrivent Money Market Fund would receive if it sold the security.

Thrivent Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and Thrivent Money Market Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by Thrivent Money Market Fund and Thrivent Money Market Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) Thrivent Money Market Fund should have negative net income.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)

The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)

In the event such deviation from Thrivent Money Market Fund’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

(3)	Thrivent Money Market Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity that exceeds 90 days;

(4)

Thrivent Money Market Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Trustees determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	Thrivent Money Market Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which Thrivent Money Market Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1) (a) either (i) has received a short-term rating from a nationally recognized statistical rating organization (“NRSRO”) or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2) is unrated but is of comparable quality to a rated security as described in (1), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO’s three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

As indicated in the Prospectus, at least 95% of Thrivent Money Market Fund’s total assets will consist of government securities and “first tier” eligible securities as defined in Rule 2a-7 under the 1940 Act. The balance of Thrivent Money Market Fund's assets will be invested in “second tier” eligible securities as defined in Rule 2a-7. For this purpose, “second tier” eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. Thrivent Money Market Fund may not invest more than the greater of 1% of its total assets or $1 million in “second tier” eligible securities of any single issuer.

Conversion to Federal Funds

It is Thrivent Money Market Fund’s policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund’s portfolio. To that end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank’s account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor’s agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor’s order for shares within two days of receipt of the check.

Redeeming Shares

Shares may be redeemed with requests made:

•	in writing;

•	through telephone or internet; or

•	through the systematic withdrawal plan.

All methods of redemption are described in the Funds’ prospectus under “Redeeming Shares.”

TAX STATUS

The Funds’ Tax Status

The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.

Shareholders’ Tax Status

Information on a shareholder’s tax status is described in the Fund’s Prospectus under “Taxes.”

Capital Gains

While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Asset Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

DESCRIPTION OF DEBT RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, in unrated, deemed comparable by Thrivent Asset Mgt.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Moody’s Investors Service, Inc. describes grades of corporate debt securities and “Prime-1” and “Prime-2” commercial paper as follows:

Bonds:

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return of funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation describes grades of corporate debt securities and “A” commercial paper as follows:

Bonds:

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A

Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB

Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC

Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC typically is currently highly vulnerable to nonpayment.

C

The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D

Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper: Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is “A” or better (however, in some cases a “BBB” long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

Also, the issuer’s industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Funds for the fiscal year ended October 31, 2008 (for all series except Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund, and Thrivent Diversified Income Plus Fund) and December 31, 2008 (for Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund, and Thrivent Diversified Income Plus Fund) are separate reports furnished with this SAI and are incorporated herein by reference.

APPENDIX A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview.  Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Commission Committee (“Brokerage Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Brokerage Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Brokerage Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Glass Lewis & Co. (“Glass Lewis”), an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Brokerage Committee relies upon Glass Lewis research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from Glass Lewis recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Brokerage Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Meeting Notification

Thrivent Financial utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. Glass Lewis tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in Glass Lewis’ web-based application. Glass Lewis is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Brokerage Committee for review and approval. In determining whether to approve any particular request, the Brokerage Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Brokerage Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Brokerage Committee using recommendations from Glass Lewis.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Brokerage Committee for review for possible conflicts of interest. The Brokerage Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

•	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by Glass Lewis in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Brokerage Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

Glass Lewis provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of September 09, 2008

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.	Definitions

A.

“Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.

“Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A.

Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.

Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.

Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D.

Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.

Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.	Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.

No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.

Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.	Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.	Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.	Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.

Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.	Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.

Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.	Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.

Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A.	General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.

Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C.

Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.

Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.

Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.

Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B.	Material Conflicts of Interest.

1.

Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.

When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.

Analysts. The proxy administration process is carried out by the Global Voting Team based in Scotland (“PA-UK)”. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK . The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.

Vote. The following describes the breakdown of responsibilities between the designated PA and the Corporate Governance Group (“CGG”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The US Fund Administration group (“PA-US”), and the PA-UK, are responsible for ensuring that votes for Aberdeen Advisers’ clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the-Funds which are advised or sub-advised by the Aberdeen Advisers, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from Aberdeen US, Aberdeen UK, Aberdeen AU, AAMISL and Aberdeen Singapore’s portfolio management teams,. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Custodians for certain clients provide the PA-US with access to ProxyEdge. PA-UK helps facilitate and coordinate proxy voting for certain U.S. clients of the Aberdeen Advisers. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.

Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A.	Documentation.

The Aberdeen US Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK and PA-US are responsible for:

1.	Overseeing the proxy voting process;

2.	Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.	Record Keeping.

1.

Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS and Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen

Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.

As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.	Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.

Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.

Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

October 2003

GOLDMAN SACHS ASSET MANAGEMENT

Policy on Proxy Voting

for Investment Advisory Clients

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.

Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

APPENDIX A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent,

Fees for non-audit services are excessive, or

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

Historic trading patterns

Rationale for the repricing

Value-for-value exchange

Option vesting

Term of the option

Exercise price

Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

MERCATOR

Proxy Voting Process and Policies Summary

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the Chief Compliance Officer (“CCO”) for adherence to these rules.

MAM Proxy Voting Policies:

•

Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

•

MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

•

MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

Proxy Voting Procedures:

•	Designated Proxy Officer of MAM is responsible for client proxy votes.

•

MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client's best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

•	Full documentation is kept on each vote cast in every client account.

•

Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM's investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

•

Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

•	Procedures are in place to assure voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

PRINCIPAL GLOBAL INVESTORS, LLC (“PGI”)*

Policy on Proxy Voting

for Investment Advisory Clients

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting. The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.11 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently. In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of ISS — were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party. Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues

T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

Mergers and Acquisitions

T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues

Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods; and

•	Animal rights.

T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

•	Political contributions/activities;

•	Climate change and global warning; and

•	Board diversity and sexual orientation employment policies.

Global Portfolio Companies

ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management

Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts

Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes

In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking

Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

Securities on Loan

The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: April 1, 2007

Victory Capital Management

Proxy Voting Policy

Effective Date: August 18, 2003

Revised Date: September 25, 2007

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer)

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•	Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•

Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•

Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•	Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxy’s are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE GOVERNANCE

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors
Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments
To By-Laws Or Charters	Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’
Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action
By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location
Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company
Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,
Continuation Of Company Management, Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund
To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company
Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business
As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

BOARD OF DIRECTORS

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s
Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees
Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

TAKEOVER DEFENSE AND RELATED ACTIONS

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of
Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State
Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

COMPENSATION PLAN

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans
To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

SOCIAL ISSUES

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

INTERNATIONAL

CORPORATE GOVERNANCE

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving
Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/
Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

ADDITIONAL TOPICS

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	We vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	document the nature of the conflict and the rationale for the recommended vote

•	solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g. – family member on board of company) – he/she will not vote (or recluse themselves from voting).

•

Report to the Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw – Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter – Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board – A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting – Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance – Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting – Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements – Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail – Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification – Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill – The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights – pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. preemptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy – The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest – Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall – Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan – A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation – Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan – A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal – Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws – In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency — their shareowners.

Street Name / Nominee Name – Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority – Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself — that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting – Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent – The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option – An option with exercise price equal to the current market price.

Bonus Shares – Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option – The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision – A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting – A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock – A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan – A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) – A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan – A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price – Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan – A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants – Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) – Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option – The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option – An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s) – These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) – Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan – A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option – An option with an exercise price above the current market price.

Performance Shares – Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units – Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock – An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options – An option whose exercise price is set above fair market value on grant date.

Put Option – The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding – A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options – Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing – An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock – A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) – The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) – A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) – An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right – The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule – A holding period following grant date during which time options may not be exercised.

Volatility – The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) – The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.